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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08415

Evergreen Fixed Income Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for 5 of its series, Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Institutional Mortgage Portfolio, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund, for the year ended April 30, 2004. These 5 series have a 4/30 fiscal year end.

Date of reporting period: April 30, 2004

Item 1 - Reports to Stockholders.

Evergreen Diversified Bond Fund

Evergreen Diversified Bond Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2004

Dennis H. Ferro President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Diversified Bond Fund, which covers the twelve-month period ended April 30, 2004.

Investors in the fixed income markets experienced alternating periods of risk and reward over the past twelve months. Geopolitical uncertainties, improving economic growth, changes in tax legislation, and an accommodative stance from the Federal Reserve managed to both excite and confuse bond market participants at varying points, and in varying sectors, since the beginning of the investment period in May 2003.

The period began with the financial markets focused on the war in Iraq. The associated uncertainty led to higher demand for bonds, particularly within the Treasury market, as investors sought solace in a flight to quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May, the Federal Reserve had commented on the "possibility of an unwelcome, substantial fall in inflation." Many bond investors, convinced the Fed was taking rates to zero, drove yields down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed's primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These

1

LETTER TO SHAREHOLDERS continued

worries were compounded by optimistic GDP (Gross Domestic Product) forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. Thus, the "deflation trade" in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

The bond market began to stabilize as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. This was a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, investors in municipal bonds also experienced heightened concerns related to the changes in the tax laws, which were initially perceived as a potential threat to their market. After careful consideration, though, many investors became convinced that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. A second concern involved the poor financial condition of many states and local governments. Yet just as these concerns were reaching a crescendo, economic growth picked up significantly and tax receipts climbed, improving the financial conditions of many of these entities.

As economic growth strengthened, investors in corporate bonds benefited from the combination of stronger balance sheets, improving credit quality, declining default rates, and the outlook for growth in GDP and corporate profits. In addition, the many steps taken to improve corporate credibility rallied many investors to the credit markets, where many risk appropriate investors successfully searched for improved returns in the high yield market.

Throughout the investment period, the Federal Reserve attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed's statements ranged from maintaining policy accommodation for a "considerable period" to one of being "measured" in its approach to remove this monetary stimulus. In addition,

2

LETTER TO SHAREHOLDERS continued

central bankers tried to be even more clear in a variety of speeches and public testimonies, as the Fed continued to display an unusually strong effort in clarifying its upcoming changes in monetary policy. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, as investors feared a repeat of the experiences in 1994. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. However, the price of oil remains a wild card, as sustained high oil prices will eventually embed a higher level of manufacturing and service cost in the economy.

We encourage investors to maintain their diversified, long-term strategies within their fixed income portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of April 30, 2004

MANAGEMENT TEAM

David K. Fowley, CFA
Customized Fixed Income Team
Lead Manager

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	4/7/1998	2/11/1998

Nasdaq symbol	EKDLX	EKDMX	EKDCX	EKDYX

Average annual return*

1 year with sales charge	-3.02%	-3.74%	0.13%	N/A

1 year w/o sales charge	1.82%	1.10%	1.10%	2.12%

5 year	4.21%	4.13%	4.46%	5.50%

10 year	5.52%	5.54%	5.54%	6.13%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Diversified Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), Lehman Brothers Corporate Bond Index (LBCBI) and the Consumer Price Index (CPI).

The LBABI and LBCBI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 1.82% for the twelve-month period ended April 30, 2004, excluding any applicable sales charges. During the same period, the fund's benchmarks, Lehman Brothers Corporate Bond Index (LBCBI), returned 3.53%, and the Lehman Brothers Aggregate Bond Index, (LBABI), returned 1.82%.

The single largest determinant of bond market performance over the course of the fund's fiscal year was interest rate movement. With the exception of the very short end of the Treasury curve (3 and 6 month Treasury bills), rates rose significantly during the period. This upward shift in rates caused U.S. Treasuries to provide significantly less total return than other fixed income asset classes. Another bond market determinant was the strong performance of corporate bonds in both investment grade and high yield bonds. The increase in financial strength in corporate America, led by improving earnings and reduction of financial debt caused corporate credit to turn in a strong year from a performance perspective.

Given where interest rates were at the beginning of the fiscal period and the slow but steady economic improvement witnessed at the beginning of 2003, the fund was positioned short from a duration and maturity perspective. This stance was appropriate as it attempted to minimize the negative effect of rising interest rates on bond principal values. The only detractor of this positioning was the fact that longer maturity bonds offered significantly more yield than shorter ones. Some amount of the fund's yield was sacrificed in order to increase capital preservation.

Improvement in corporate credit quality was fairly transparent over the course of the fiscal period as companies paid down debt with proceeds from asset sales and benefited from the generally low level of interest rates. As such, the fund was positioned heavily in the lower quality segment of the corporate bond market. In an improving economy, we believed lower quality companies stood to benefit the most. The fund out-performed the LBABI, mostly as a result of lack of exposure to U.S. Treasuries and agencies (the worst performing components of the index) and by its overweight position in corporate bonds of all qualities. When compared to the LBCBI, the fund slightly under-performed due to the specific maturity structure of the portfolio.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate, and credit risks that are associated with the individual bonds held by the fund.

All data is as of April 30, 2004, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS A	2004[1]	2003	2002[2]	2001[1]	2000[1]
Net asset value, beginning of period	$15.25	$14.63	$14.53	$14.28	$15.48
Income from investment operations
Net investment income	0.70	0.82	0.83	0.97	0.97
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	-0.42	0.64	0.13	0.25	-1.14
Total from investment operations	0.28	1.46	0.96	1.22	-0.17
Distributions to shareholders from
Net investment income	-0.76	-0.84	-0.86	-0.97	-1.03
Net asset value, end of period	$14.77	$15.25	$14.63	$14.53	$14.28
Total return[3]	1.82%	10.31%	6.72%	8.81%	-1.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$275,755	$322,963	$300,670	$314,274	$344,296
Ratios to average net assets
Expenses[4]	1.12%	1.09%	1.13%	1.15%	1.19%
Net investment income	4.58%	5.51%	5.68%	6.73%	6.65%
Portfolio turnover rate	157%	109%	116%	176%	175%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS B	2004[1]	2003[1]	2002[1,2]	2001[1]	2000[1]
Net asset value, beginning of period	$15.25	$14.63	$14.53	$14.28	$15.48
Income from investment operations
Net investment income	0.59	0.70	0.72	0.86	0.84
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	-0.42	0.65	0.13	0.25	-1.12
Total from investment operations	0.17	1.35	0.85	1.11	-0.28
Distributions to shareholders from
Net investment income	-0.65	-0.73	-0.75	-0.86	-0.92
Net asset value, end of period	$14.77	$15.25	$14.63	$14.53	$14.28
Total return[3]	1.10%	9.50%	5.93%	8.00%	-1.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$25,825	$27,252	$19,283	$23,392	$21,694
Ratios to average net assets
Expenses[4]	1.82%	1.84%	1.88%	1.90%	1.94%
Net investment income	3.87%	4.75%	4.92%	5.97%	5.86%
Portfolio turnover rate	157%	109%	116%	176%	175%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.03; an increase in net realized gains or losses per share of $0.03; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS C	2004[1]	2003[1]	2002[2]	2001[1]	2000[1]
Net asset value, beginning of period	$15.25	$14.63	$14.53	$14.28	$15.48
Income from investment operations
Net investment income	0.59	0.70	0.74	0.81	0.88
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	-0.42	0.65	0.11	0.30	-1.16
Total from investment operations	0.17	1.35	0.85	1.11	-0.28
Distributions to shareholders from
Net investment income	-0.65	-0.73	-0.75	-0.86	-0.92
Net asset value, end of period	$14.77	$15.25	$14.63	$14.53	$14.28
Total return[3]	1.10%	9.50%	5.93%	8.00%	-1.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$38,490	$47,506	$4,008	$3,077	$603
Ratios to average net assets
Expenses[4]	1.83%	1.84%	1.88%	1.90%	1.93%
Net investment income	3.88%	4.78%	4.91%	5.82%	5.92%
Portfolio turnover rate	157%	109%	116%	176%	175%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS I1	2004[2]	2003[2]	2002[2,3]	2001[2]	2000[2]
Net asset value, beginning of period	$15.25	$14.63	$14.53	$14.28	$15.48
Income from investment operations
Net investment income	0.74	0.85	0.87	1.01	0.90
Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	-0.42	0.65	0.12	0.25	-1.04
Total from investment operations	0.32	1.50	0.99	1.26	-0.14
Distributions to shareholders from
Net investment income	-0.80	-0.88	-0.89	-1.01	-1.06
Net asset value, end of period	$14.77	$15.25	$14.63	$14.53	$14.28
Total return	2.12%	10.59%	6.99%	9.08%	-0.81%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,311	$3,235	$299	$980	$885
Ratios to average net assets
Expenses[4]	0.82%	0.87%	0.88%	0.90%	0.95%
Net investment income	4.87%	5.76%	5.91%	6.97%	6.89%
Portfolio turnover rate	157%	109%	116%	176%	175%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

April 30, 2004

	Principal Amount	Value

ASSET-BACKED SECURITIES 1.7%
Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A-6, 7.18%, 02/25/2018	$ 612,470	$ 612,230
Oakwood Mtge. Investors, Inc., Ser. 1996-C, Class A5, 7.35%, 04/15/2027	2,184,906	2,277,700
Railcar Leasing LLC, Ser. 1, Class A-2, 7.125%, 01/15/2013 144A	2,500,000	2,760,312
Total Asset-Backed Securities (cost $5,631,687)		5,650,242
COLLATERALIZED MORTGAGE OBLIGATIONS 5.0%
Banc America, Inc., Ser. 2001-7, 1.91%, 01/27/2006 144A (h)	3,500,000	3,283,437
Criimi Mae Finl. Corp., Ser. 1, Class A, 7.00%, 01/01/2033	1,643,315	1,644,600
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%, 07/25/2027	1,226,182	1,229,934
GE Capital Mtge. Svcs., Inc., Ser. 1999-H, Class A-7, 6.27%, 04/25/2029	1,345,643	1,388,058
Greenwich Capital Acceptance, Inc., Ser. 2001-ZC1A, Class A, 6.36%, 06/14/2006 144A (h)	2,897,708	3,018,057
Midland Realty Acceptance Corp., Ser. 1996-C1, Class E, 8.26%, 08/25/2028	2,784,000	3,173,751
Morgan Stanley Capital I, Inc., Ser. 1997-ALIC, Class B, 6.71%, 01/15/2006	734,885	751,318
Residential Funding Mtge. Securities I, Inc., Ser. 1999-S2, Class M-1, 6.50%, 01/25/2029	2,586,601	2,581,611
Total Collateralized Mortgage Obligations (cost $16,788,762)		17,070,766
CORPORATE BONDS 72.8%
CONSUMER DISCRETIONARY 13.2%
Auto Components 0.1%
Dana Corp., 9.00%, 08/15/2011	200,000	237,000
HLI Operating, Inc., 10.50%, 06/15/2010	130,000	147,550
384,550
Automobiles 2.6%
DaimlerChrysler Holdings Corp., 7.30%, 01/15/2012	4,000,000	4,430,396
General Motors Corp., 8.375%, 07/15/2033	4,000,000	4,338,468
8,768,864
Distributors 0.1%
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012	200,000	218,000
Hotels, Restaurants & Leisure 0.2%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	175,000	195,125
El Pollo Loco, Inc., 9.25%, 12/15/2009 144A	40,000	41,000
Friendly Ice Cream Corp., 8.375%, 06/15/2012 144A	40,000	41,100
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	175,000	193,375
Mandalay Resort Group, 6.375%, 12/15/2011	200,000	206,000
676,600
Household Durables 0.2%
Meritage Corp., 9.75%, 06/01/2011	175,000	195,781
Standard Pacific Corp., 7.75%, 03/15/2013	175,000	182,438
WCI Communities, Inc., 9.125%, 05/01/2012	400,000	438,000
816,219
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media 9.6%
Clear Channel Communications, 5.75%, 01/15/2013 (p)	$ 5,000,000	$ 5,121,100
Cox Communications, Inc., 7.125%, 10/01/2012	5,000,000	5,545,970
CSC Holdings, Inc., 7.625%, 04/01/2011	200,000	209,000
Dex Media West LLC, 8.50%, 08/15/2010 144A (p)	285,000	310,650
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	175,000	183,531
Emmis Operating Co., 6.875%, 05/15/2012 144A #	90,000	90,225
InterActiveCorp., 7.00%, 01/15/2013 (p)	5,000,000	5,449,160
Liberty Media Corp., 5.70%, 05/15/2013 (p)	4,500,000	4,507,452
LIN TV Corp., 6.50%, 05/15/2013 (p)	200,000	198,000
Mediacom LLC:
7.875%, 02/15/2011 (p)	110,000	106,700
9.50%, 01/15/2013 (p)	135,000	135,000
Medianews Group, Inc., 6.875%, 10/01/2013	175,000	174,125
News America Holdings, Inc., 8.00%, 10/17/2016	5,000,000	5,966,420
R.H. Donnelley Fin. Corp., 10.875%, 12/15/2012	175,000	209,125
Time Warner, Inc.:
6.95%, 01/15/2028	2,000,000	2,054,604
7.625%, 04/15/2031	2,500,000	2,744,185
33,005,247
Specialty Retail 0.4%
Cole National Group, Inc., 8.875%, 05/15/2012	155,000	168,175
CSK Auto, Inc., 7.00%, 01/15/2014 144A	175,000	173,250
Group 1 Automotive, Inc., 8.25%, 08/15/2013	200,000	219,500
Michaels Stores, Inc., 9.25%, 07/01/2009	200,000	220,750
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011 (p)	175,000	190,750
United Auto Group, Inc., 9.625%, 03/15/2012	175,000	196,438
Warnaco Group, Inc., 8.875%, 06/15/2013	175,000	189,000
1,357,863
CONSUMER STAPLES 3.4%
Food & Staples Retailing 3.4%
Albertsons, Inc., 7.50%, 02/15/2011 (p)	5,000,000	5,686,605
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026 (p)	175,000	158,375
Delhaize America, Inc., 8.125%, 04/15/2011	5,000,000	5,601,445
Rite Aid Corp., 8.125%, 05/01/2010	175,000	189,875
11,636,300
Food Products 0.0%
Dole Food Co., Inc., 7.25%, 06/15/2010	175,000	177,188
ENERGY 5.0%
Energy Equipment & Services 0.2%
Dresser, Inc., 9.375%, 04/15/2011	175,000	189,875
NRG Energy, Inc., 8.00%, 12/15/2013 144A	75,000	75,938
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	175,000	188,563
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Energy Equipment & Services continued
SESI LLC, 8.875%, 05/15/2011	$ 175,000	$ 190,312
644,688
Oil & Gas 4.8%
Amerada Hess Corp., 6.65%, 08/15/2011 (p)	5,000,000	5,337,395
Chesapeake Energy Corp., 6.875%, 01/15/2016	175,000	178,500
El Paso Energy Partners LP, 8.50%, 06/01/2011	175,000	194,250
Evergreen Resources, Inc., 5.875%, 03/15/2012 144A	15,000	14,925
Exco Resources, Inc., 7.25%, 01/15/2011 144A	30,000	30,450
Ferrellgas Escrow LLC, 6.75%, 05/01/2014 144A	160,000	160,800
Forest Oil Corp., 7.75%, 05/01/2014	175,000	188,125
Gulfterra Energy Partners LP, Ser. B, 6.25%, 06/01/2010	175,000	182,000
Pemex Project Funding Master Trust, 8.625%, 02/01/2022	4,000,000	4,300,000
Premcor Refining Group, Inc., 6.75%, 05/01/2014	175,000	175,000
Stone Energy Corp., 8.25%, 12/15/2011	210,000	227,850
Tesoro Petroleum Corp., Ser. B, 9.00%, 07/01/2008 (p)	175,000	182,437
Valero Energy Corp., 4.75%, 06/15/2013	5,000,000	4,788,205
Westport Resources Corp., 8.25%, 11/01/2011	400,000	451,000
16,410,937
FINANCIALS 29.8%
Capital Markets 7.7%
Bear Stearns, Inc., 5.70%, 11/15/2014	7,000,000	7,137,438
Credit Suisse First Boston, 5.125%, 01/15/2014	6,000,000	5,882,934
Goldman Sachs Group, Inc., 5.15%, 01/15/2014	7,000,000	6,825,105
Morgan Stanley Co., Inc., 4.75%, 04/01/2014	7,000,000	6,552,665
26,398,142
Commercial Banks 2.4%
Banco Bradesco SA, 8.75%, 10/24/2013 144A	3,000,000	2,977,500
FBOP Corp., 10.00%, 01/15/2009 144A	1,000,000	1,110,000
First Empire Capital Trust I, 8.23%, 02/01/2027	3,600,000	4,031,600
8,119,100
Consumer Finance 11.4%
CIT Group, Inc., 5.00%, 02/13/2014 (p)	5,000,000	4,784,950
Ford Motor Credit Co., 6.50%, 01/25/2007	5,000,000	5,305,535
General Electric Capital Corp., 5.45%, 01/15/2013	8,000,000	8,205,080
HSBC Capital Funding LP, 4.61%, 12/29/2049 144A	6,000,000	5,545,452
Ohio National Financial Services, Inc., 6.35%, 04/01/2013 144A	5,000,000	5,184,965
SLM Corp., 5.00%, 10/01/2013 (p)	4,000,000	3,921,196
Sprint Capital Corp., 8.75%, 03/15/2032	5,000,000	5,989,980
38,937,158
Diversified Financial Services 0.1%
Arch Western Finance LLC, 6.75%, 07/01/2013 144A	200,000	207,000
Couche Tard LP, 7.50%, 12/15/2013	40,000	42,200
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financial Services continued
Pemex Finance, Ltd., 10.61%, 08/15/2017 144A	$ 190,000	$ 247,172
496,372
Insurance 5.6%
Aon Capital Trust A, 8.21%, 01/01/2027	4,000,000	4,417,976
Crum & Forster Holding Corp., 10.375%, 06/15/2013	175,000	194,250
Fund American Companies, Inc., 5.875%, 05/15/2013	5,000,000	5,037,615
Markel Corp., Ser. A, 6.80%, 02/15/2013	5,000,000	5,242,860
RLI Corp., 5.95%, 01/15/2014	4,500,000	4,428,117
19,320,818
Real Estate 2.6%
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT (p)	185,000	205,350
FelCor Suites LP, 7.625%, 10/01/2007 REIT	175,000	180,250
Health Care Property, Inc., 6.00%, 03/01/2015 REIT	4,000,000	4,102,580
Host Marriott Corp., 7.125%, 11/01/2013 REIT	175,000	178,500
LNR Property Corp., 7.625%, 07/15/2013	175,000	181,125
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014 144A REIT	35,000	35,875
Pan Pacific Retail Properties, Inc., 7.95%, 04/15/2011 REIT	3,250,000	3,744,383
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT	175,000	180,688
8,808,751
HEALTH CARE 1.8%
Health Care Equipment & Supplies 0.0%
NeighborCare, Inc., 6.875%, 11/15/2013 144A	45,000	46,125
Health Care Providers & Services 1.7%
Extendicare Health Services, Inc., 9.50%, 07/01/2010 (p)	175,000	195,125
Manor Care, Inc., 6.25%, 05/01/2013	5,000,000	5,168,750
Omnicare, Inc., Ser. B, 8.125%, 03/15/2011	175,000	193,375
Stewart Enterprises, Inc., 10.75%, 07/01/2008	200,000	227,000
Triad Hospitals, Inc., 7.00%, 11/15/2013	200,000	194,500
5,978,750
Pharmaceuticals 0.1%
Alpharma, Inc., 8.625%, 05/01/2011 144A	200,000	211,000
INDUSTRIALS 6.5%
Airlines 1.0%
Southwest Airlines Co., 8.70%, 07/01/2011	2,720,106	3,267,051
Commercial Services & Supplies 0.5%
Allied Waste North America, Inc., 6.50%, 11/15/2010 144A	200,000	201,000
Coinmach Corp., 9.00%, 02/01/2010	200,000	213,000
Geo Group, Inc., 8.25%, 07/15/2013	200,000	209,000
Hines Nurseries, Inc., 10.25%, 10/01/2011	190,000	209,000
Iron Mountain, Inc., 6.625%, 01/01/2016	175,000	163,625
Mail Well I Corp., 7.875%, 12/01/2013 144A (p)	200,000	190,000
Manitowoc Co., Inc., 7.125%, 11/01/2013	200,000	210,000
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Commercial Services & Supplies continued
NationsRent, Inc., 9.50%, 10/15/2010 144A	$ 175,000	$ 188,562
Service Corporation International, 6.75%, 04/01/2016 144A	55,000	54,863
United Rentals North America, Inc., 6.50%, 02/15/2012 144A	200,000	194,000
1,833,050
Construction & Engineering 1.6%
Centex Corp., Ser. E, FRN, 3.12%, 11/22/2004	500,000	504,533
Pulte Homes, Inc., 5.25%, 01/15/2014	5,000,000	4,784,755
5,289,288
Machinery 0.3%
AGCO Corp., 8.50%, 03/15/2006 (p)	175,000	176,312
CNH Global N.V., 9.25%, 08/01/2011 144A	400,000	448,000
Cummins, Inc., 9.50%, 12/01/2010	50,000	58,250
Terex Corp., 7.375%, 01/15/2014 144A	190,000	199,025
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A	200,000	198,000
1,079,587
Road & Rail 3.1%
Bombardier, Inc., 6.30%, 05/01/2014 144A (p)	5,000,000	4,939,655
Goodrich Corp., 7.625%, 12/15/2012	5,000,000	5,711,395
10,651,050
INFORMATION TECHNOLOGY 0.1%
IT Services 0.1%
Stratus Technologies, Inc., 10.375%, 12/01/2008 144A	200,000	200,000
MATERIALS 2.2%
Chemicals 0.4%
Airgas, Inc., 9.125%, 10/01/2011	175,000	198,625
Equistar Chemicals LP, 10.625%, 05/01/2011	200,000	225,000
FMC Corp., 10.25%, 11/01/2009	175,000	207,375
Huntsman Advanced Materials LLC, 11.625%, 10/15/2010	175,000	193,375
Lyondell Chemical Co., 9.50%, 12/15/2008	175,000	183,750
Nalco Co., 7.75%, 11/15/2011 144A	165,000	174,487
Noveon, Inc., Ser. B, 11.00%, 02/28/2011	175,000	204,750
Scotts Co., 6.625%, 11/15/2013 144A	200,000	207,000
1,594,362
Containers & Packaging 0.2%
Graphic Packaging International, Inc., 8.50%, 08/15/2011	175,000	194,250
Owens-Brockway Glass Container, Inc., 8.875%, 02/15/2009	175,000	190,969
Stone Container Corp., 9.75%, 02/01/2011	200,000	223,000
608,219
Metals & Mining 0.1%
Massey Energy Co., 6.625%, 11/15/2010	95,000	95,950
Peabody Energy Corp., 5.875%, 04/15/2016	65,000	60,775
See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Metals & Mining continued
U.S. Steel Corp., 10.75%, 08/01/2008	$ 114,000	$ 133,950
290,675
Paper & Forest Products 1.5%
Georgia Pacific Corp., 8.125%, 05/15/2011 (p)	200,000	226,500
Weyerhaeuser Co., 8.50%, 01/15/2025	4,000,000	4,793,036
5,019,536
TELECOMMUNICATION SERVICES 4.8%
Diversified Telecommunication Services 3.4%
Bellsouth Telecommunications, 6.125%, 09/23/2008	2,950,000	3,186,147
Insight Midwest LP, 10.50%, 11/01/2010	175,000	191,625
TCI Communications, Inc., 8.75%, 08/01/2015	3,000,000	3,676,683
Verizon New York, Inc., Ser. A, 6.875%, 04/01/2012	4,000,000	4,381,780
11,436,235
Wireless Telecommunications Services 1.4%
Intelsat, Ltd., 6.50%, 11/01/2013 (p)	5,000,000	4,593,295
Nextel Communications, Inc.:
5.95%, 03/15/2014 (p)	200,000	189,000
6.875%, 10/31/2013	79,000	80,185
Rural Cellular Corp., 8.25%, 03/15/2012 144A	15,000	15,563
4,878,043
UTILITIES 6.0%
Aerospace & Defense 1.5%
Raytheon Co., 5.375%, 04/01/2013	5,000,000	5,021,500
Electric Utilities 1.5%
FirstEnergy Corp., Ser. B, 6.45%, 11/15/2011	5,000,000	5,271,845
Gas Utilities 0.1%
Western Gas Resources, Inc., 10.00%, 06/15/2009	400,000	422,000
Multi-Utilities & Unregulated Power 2.9%
Constellation Energy Group, Inc., 4.55%, 06/15/2015	4,000,000	3,607,816
Duke Energy Corp., 8.25%, 10/15/2004	3,000,000	3,077,421
Niagara Mohawk Power Corp., 7.75%, 05/15/2006	2,000,000	2,190,126
Pacific Gas & Electric Co., 4.80%, 03/01/2014	1,000,000	958,624
Reliant Resources, Inc., 9.25%, 07/15/2010	175,000	188,125
10,022,112
Total Corporate Bonds (cost $252,643,741)		249,297,225
FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 1.0%
Hungary, 8.50%, 10/12/2004, HUF (cost $3,577,566)	750,000,000	3,541,892
See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES 0.8%
FHLMC:
6.00%, 01/01/2032	$ 21,188	$ 21,693
7.50%, 09/01/2013-05/01/2015 ##	176,537	188,450
FNMA:
5.125%, 01/02/2014 (p)	2,500,000	2,464,027
7.00%, 07/01/2029	11,146	11,796
Total Mortgage-Backed Securities (cost $2,696,665)		2,685,966
YANKEE OBLIGATIONS-CORPORATE 12.9%
CONSUMER STAPLES 1.2%
Beverages 1.2%
Cia Brasileira De Bebida, 8.75%, 09/15/2013 144A	4,000,000	4,250,000
ENERGY 1.5%
Oil & Gas 1.5%
Transocean, Inc., 7.375%, 04/15/2018	4,582,000	5,278,134
FINANCIALS 2.8%
Insurance 2.8%
Axa SA, 8.60%, 12/15/2030	4,000,000	4,986,228
Montpelier Re Holdings, Ltd, 6.125%, 08/15/2013	4,500,000	4,559,832
9,546,060
INDUSTRIALS 3.0%
Industrial Conglomerates 3.0%
Hutchison Whampoa International, Ltd., 6.50%, 02/13/2013 144A	5,000,000	5,044,880
Tyco International Group SA, 6.00%, 11/15/2013 144A	5,000,000	5,077,785
10,122,665
MATERIALS 0.6%
Paper & Forest Products 0.6%
Millar Western Forest Products, 7.75%, 11/15/2013 144A	20,000	21,100
Nexfor, Inc., 7.25%, 07/01/2012	2,000,000	2,196,194
2,217,294
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.4%
Telecom Italia Capital, 5.25%, 11/15/2013 144A	5,000,000	4,938,760
Wireless Telecommunications Services 0.1%
Rogers Wireless, Inc., 6.375%, 03/01/2014 144A	175,000	165,375
UTILITIES 2.3%
Electric Utilities 1.5%
Transalta Corp, 5.75%, 12/15/2013	5,000,000	4,946,655
Oil & Gas 0.8%
Petrobras International Finance Co., 8.375%, 12/10/2018	3,000,000	2,835,000
Total Yankee Obligations-Corporate (cost $45,112,331)		44,299,943
YANKEE OBLIGATIONS-GOVERNMENT 1.7%
United Mexican States, 5.875%, 01/15/2014 (p) (cost $5,868,037)	6,000,000	5,823,000
See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Shares	Value

MUTUAL FUND SHARES 2.1%
PIMCO High Income Fund (cost $7,729,358)	513,000	$ 7,043,490
PREFERRED STOCKS 0.1%
FINANCIALS 0.1%
Diversified Financial Services 0.1%
Fleet Capital Trust (cost $500,000)	20,000	511,600
SHORT-TERM INVESTMENTS 13.2%

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS 0.6%
U.S. Treasury Bills, 1.08%, 08/12/2004 (f) †	$ 2,200,000	2,194,089

	Shares	Value

MUTUAL FUND SHARES 12.6%
Evergreen Institutional Money Market Fund (o)	1,320,601	1,320,601
Navigator Prime Portfolio (pp)	41,618,310	41,618,310
42,938,911
Total Short-Term Investments (cost $45,133,000)		45,133,000
Total Investments (cost $385,681,147) 111.3%		381,057,124
Other Assets and Liabilities (11.3%)		(38,675,710)
Net Assets 100.0%		$ 342,381,414

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(f)	All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.
†	Rate shown represents the yield to maturity at date of purchase.
#	When-issued or delayed delivery security.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations:
FNMA	Federal National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corp.
FRN	Floating Rate Note
HUF	Hungarian Forint
REIT	Real Estate Investment Trust
See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

Assets
Investments in securities, at value (cost $385,681,147) including
$40,853,555 of securities loaned	$ 381,057,124
Foreign currency, at value (cost $115)	107
Receivable for Fund shares sold	81,956
Interest and dividends receivable	5,486,715
Receivable for securities lending income	4,491
Prepaid expenses and other assets	184,344

Total assets	386,814,737

Liabilities
Dividends payable	599,490
Payable for securities purchased	1,210,044
Payable for Fund shares redeemed	624,834
Payable for securities on loan	41,618,310
Payable for daily variation margin on open futures contracts	269,063
Advisory fee payable	9,943
Distribution Plan expenses payable	12,003
Due to other related parties	8,715
Accrued expenses and other liabilities	80,921

Total liabilities	44,433,323

Net assets	$ 342,381,414

Net assets represented by
Paid-in capital	$ 390,870,118
Overdistributed net investment income	(483,222)
Accumulated net realized losses on securities, foreign currency related transactions and futures contracts	(44,275,458)
Net unrealized gains or losses on securities, foreign currency related transactions and futures contracts	(3,730,024)

Total net assets	$ 342,381,414

Net assets consists of
Class A	$ 275,755,139
Class B	25,824,831
Class C	38,490,469
Class I	2,310,975

Total net assets	$ 342,381,414

Shares outstanding
Class A	18,670,830
Class B	1,748,528
Class C	2,606,117
Class I	156,473

Net asset value per share
Class A	$ 14.77
Class A -- Offering price (based on sales charge of 4.75%)	$ 15.51
Class B	$ 14.77
Class C	$ 14.77
Class I	$ 14.77

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended April 30, 2004

Investment income
Interest	$ 21,326,539
Dividends	281,754

Total investment income	21,608,293

Expenses
Advisory fee	1,742,710
Distribution Plan expenses
Class A	912,599
Class B	276,742
Class C	442,215
Administrative services fee	378,933
Transfer agent fees	756,747
Trustees' fees and expenses	5,357
Printing and postage expenses	45,717
Custodian and accounting fees	108,700
Registration and filing fees	38,082
Professional fees	24,108
Other	37,129

Total expenses	4,769,039
Less: Expense reductions	(3,705)
Fee waivers and expense reimbursements	(13,847)

Net expenses	4,751,487

Net investment income	16,856,806

Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts
Net realized gains or losses on:
Securities	7,988,872
Foreign currency related transactions	33,627
Futures contracts	(2,436,155)

Net realized gains on securities, foreign currency related transactions and futures contracts	5,586,344
Net change in unrealized gains or losses on securities, foreign currency related transactions and futures contracts	(15,614,330)

Net realized and unrealized gains or losses on securities, foreign currency related transactions and futures contracts	(10,027,986)

Net increase in net assets resulting from operations	$ 6,828,820

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2004		2003

Operations
Net investment income		$ 16,856,806		$ 20,996,142
Net realized gains on securities, foreign currency related transactions and futures contracts		5,586,344		9,731,009
Net change in unrealized gains or losses on securities, foreign currency related transactions and futures contracts		(15,614,330)		7,310,653

Net increase in net assets resulting from operations		6,828,820		38,037,804

Distributions to shareholders from
Net investment income
Class A		(15,198,914)		(18,272,267)
Class B		(1,186,466)		(1,184,413)
Class C		(1,898,544)		(2,206,336)
Class I		(162,471)		(67,251)

Total distributions to shareholders		(18,446,395)		(21,730,267)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	362,207	5,511,500	1,481,355	21,845,129
Class B	451,342	6,871,941	677,706	10,000,437
Class C	307,989	4,687,644	426,470	6,296,087
Class I	69,019	1,049,350	352,088	5,201,827

		18,120,435		43,343,480

Net asset value of shares issued in reinvestment of distributions
Class A	611,529	9,254,418	741,379	10,963,641
Class B	44,009	665,861	45,204	669,071
Class C	81,748	1,237,149	96,774	1,431,987
Class I	1,518	22,947	774	11,455

		11,180,375		13,076,154

Automatic conversion of Class B shares to Class A shares
Class A	27,179	413,022	32,698	486,881
Class B	(27,179)	(413,022)	(32,698)	(486,881)

		0		0

Payment for shares redeemed
Class A	(3,504,087)	(53,099,113)	(4,208,009)	(61,957,227)
Class B	(506,299)	(7,674,174)	(386,863)	(5,697,146)
Class C	(898,190)	(13,598,071)	(1,007,555)	(14,873,551)
Class I	(126,148)	(1,885,559)	(165,145)	(2,418,714)

		(76,256,917)		(84,946,638)

Net asset value of shares issued in acquisition
Class A	0	0	2,579,947	37,764,120
Class B	0	0	165,564	2,423,469
Class C	0	0	3,325,020	48,669,466
Class I	0	0	3,931	57,540

		0		88,914,595

Net increase (decrease) in net assets resulting from capital share transactions		(46,956,107)		60,387,591

Total increase (decrease) in net assets		(58,573,682)		76,695,128
Net assets
Beginning of period		400,955,096		324,259,968

End of period		$ 342,381,414		$ 400,955,096

Overdistributed net investment income		$ (483,222)		$ (558,241)

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Diversified Bond Fund (the "Fund") is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations

21

NOTES TO FINANCIAL STATEMENTS continued

resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

22

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers and premium amortization.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. Prior to April 1, 2004, the Fund paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, which started at 0.41% and declined to 0.16% as the Fund's average daily net assets increased.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended April 30, 2004, EIMC waived its fee in the amount of $10,985 and reimbursed expenses relating to Class A shares in the amount of $2,862. Total amounts subject to recoupment as of April 30, 2004 were $19,540.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2004, the transfer agent fees were equivalent to an annual rate of 0.20% of the Fund's average daily net assets.

23

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. ACQUISITION

Effective at the close of business on June 7, 2002, the Fund acquired the net assets of Evergreen Quality Income Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C and Class I shares of Evergreen Quality Income Fund at an exchange ratio of 0.87, 0.87, 0.87 and 0.90 for Class A, Class B, Class C and Class I shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $599,698. The aggregate net assets of the Fund and Evergreen Quality Income Fund immediately prior to the acquisition were $321,141,608 and $88,914,595, respectively. The aggregate net assets of the Fund immediately after the acquisition were $410,056,203.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2004:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 34,982,779	$ 539,120,938	$ 33,117,477	$ 566,275,347

At April 30, 2004, the Fund had open short futures contracts outstanding as follows:

		Initial Contract	Value at	Unrealized
Expiration	Contracts	Amount	April 30, 2004	Gain

820 U.S. Treasury
June 30, 2004	Bond Futures	$ 91,503,908	$ 90,610,000	$ 893,908

The Fund loaned securities during the year ended April 30, 2004 to certain brokers. At April 30, 2004, the value of securities on loan and the value of collateral amounted to $40,853,555 and $41,618,310, respectively. During the year ended April 30, 2004, the Fund earned $42,223 in income from securities lending which is included in interest income on the Statement of Operations.

On April 30, 2004, the aggregate cost of securities for federal income tax purposes was $386,428,133. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,360,878 and $9,731,887, respectively, with a net unrealized depreciation of $5,371,009.

24

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2004, the Fund had $42,634,473 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010

$ 7,055,922	$ 19,652,642	$ 11,338,929	$ 4,586,980

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2004, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

Overdistributed	Unrealized	Capital Loss
Ordinary Income	Depreciation	Carryover

$ 483,222	$ 5,371,009	$ 42,634,473

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization adjustments and marked to market income on futures contracts.

The tax character of distributions paid was as follows:

	Year Ended April 30,
	2004	2003

Ordinary Income	$ 18,446,395	$ 21,730,267

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

25

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended April 30, 2004, the Fund had no borrowings under this agreement.

12. SUBSEQUENT EVENT

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Diversified Bond Fund, a series of Evergreen Fixed Income Trust, as of April 30, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Diversified Bond Fund, as of April 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 4, 2004

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 1.50% of ordinary income dividends paid during the fiscal year ended April 30, 2004 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended April 30, 2004, the Fund designates 1.47% of ordinary income and short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2004 year-end tax information will be reported to you on your 2004 Form 1099-DIV, which shall be provided to you in early 2005.

28

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29

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30

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31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton Trustee DOB: 1/10/1952 Term of office since: 2004 Other directorships: None	Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.
Leadership -- With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

Excellence -- We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience -- Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment -- We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.
Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003,Evergreen Investments was ranked third overall.

566659 rv1   6/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen High Yield Bond Fund

Evergreen High Yield Bond Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2004

Dennis H. Ferro President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen High Yield Bond Fund, which covers the twelve-month period ended April 30, 2004.

Investors in the fixed income markets experienced alternating periods of risk and reward over the past twelve months. Geopolitical uncertainties, improving economic growth, changes in tax legislation, and an accommodative stance from the Federal Reserve managed to both excite and confuse bond market participants at varying points, and in varying sectors, since the beginning of the investment period in May 2003.

The period began with the financial markets focused on the war in Iraq. The associated uncertainty led to higher demand for bonds, particularly within the Treasury market, as investors sought solace in a flight to quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May, the Federal Reserve had commented on the "possibility of an unwelcome, substantial fall in inflation." Many bond investors, convinced the Fed was taking rates to zero, drove yields down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed's primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These

1

LETTER TO SHAREHOLDERS continued

worries were compounded by optimistic GDP (Gross Domestic Product) forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. Thus, the "deflation trade" in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

The bond market began to stabilize as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. This was a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, investors in municipal bonds also experienced heightened concerns related to the changes in the tax laws, which were initially perceived as a potential threat to their market. After careful consideration, though, many investors became convinced that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. A second concern involved the poor financial condition of many states and local governments. Yet just as these concerns were reaching a crescendo, economic growth picked up significantly and tax receipts climbed, improving the financial conditions of many of these entities.

As economic growth strengthened, investors in corporate bonds benefited from the combination of stronger balance sheets, improving credit quality, declining default rates, and the outlook for growth in GDP and corporate profits. In addition, the many steps taken to improve corporate credibility rallied many investors to the credit markets, where many risk appropriate investors successfully searched for improved returns in the high yield market.

Throughout the investment period, the Federal Reserve attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed's statements ranged from maintaining policy accommodation for a "considerable period" to one of being "measured" in its approach to remove this monetary stimulus. In addition,

2

LETTER TO SHAREHOLDERS continued

central bankers tried to be even more clear in a variety of speeches and public testimonies, as the Fed continued to display an unusually strong effort in clarifying its upcoming changes in monetary policy. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, as investors feared a repeat of the experiences in 1994. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. However, the price of oil remains a wild card, as sustained high oil prices will eventually embed a higher level of manufacturing and service cost in the economy.

We encourage investors to maintain their diversified, long-term strategies within their fixed income portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of April 30, 2004

MANAGEMENT TEAM

Dana Erikson, CFA
High Yield Bond Team
Lead Manager

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/21/1998	4/14/1998

Nasdaq symbol	EKHAX	EKHBX	EKHCX	EKHYX

Average annual return*

1 year with sales charge	7.06%	6.46%	10.46%	N/A

1 year w/o sales charge	12.25%	11.46%	11.46%	12.58%

5 year	4.48%	4.43%	4.71%	5.76%

10 year	4.64%	4.66%	4.66%	5.29%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Yield Bond Fund Class A shares, versus a similar investment in the Merrill Lynch High Yield Master Index1 (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Copyright 2004. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 12.25% for the twelve-month period ended April 30, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Merrill Lynch High Yield Master Index (MLHYMI), returned 14.37%.

The high yield market experienced strong returns during this fiscal period. The defining characteristic of this rally has been the strong performance by the least creditworthy securities. Most of the fiscal period saw large cash inflows to high yield mutual funds attracted by a dearth of yield bearing opportunities on the investment horizon and by solid improvements in the overall credit quality of high yield issuers. The rally, which began in November 2002, peaked in late January 2004 and was followed by generally weak returns.

The portfolio was overweighted in cyclical industries with the expectation that improving economic growth would enhance business conditions, positively impacting the creditworthiness of the portfolio holdings. Overweighted industries include Chemicals, Business Services, Retail, and Auto Parts. These cyclical industries performed especially well toward the end of the fiscal year as evidence of stronger growth became clear. By contrast the portfolio underweighted Utilities, Telecommunication, Technology, and Airlines.

The fund's returns lagged the MLHYMI for the fiscal period. This was largely a function of the high creditworthiness of the portfolio's holdings. The fund limited its investments in lower quality CCC bonds, which were the best performers. The rigorous security selection process by our team of high yield analysts kept us out of less creditworthy names, regardless of rating. In an environment where this sort of bond outperformed handsomely, this selective approach worked against short-term returns.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate, and credit risks that are associated with the individual bonds held by the fund.

All data is as of April 30, 2004, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS A	2004	2003[1]	2002[2]	2001	2000
Net asset value, beginning of period	$3.30	$3.29	$3.39	$3.72	$4.06
Income from investment operations
Net investment income	0.25	0.27	0.27	0.33	0.34
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.14	0.01	-0.09	-0.33	-0.32
Total from investment operations	0.39	0.28	0.18	0	0.02
Distributions to shareholders from
Net investment income	-0.26	-0.27	-0.28	-0.33	-0.33
Tax basis return of capital	0	0	0	0	-0.03
Total distributions to shareholders	-0.26	-0.27	-0.28	-0.33	-0.36
Net asset value, end of period	$3.43	$3.30	$3.29	$3.39	$3.72
Total return[3]	12.25%	9.42%	5.77%	0.15%	0.38%
Ratios and supplemental data
Net assets, end of period (thousands)	$530,526	$484,346	$321,830	$322,330	$291,575
Ratios to average net assets
Expenses[4]	1.01%	1.11%	1.19%	1.25%	1.27%
Net investment income	7.42%	8.70%	8.27%	9.39%	8.57%
Portfolio turnover rate	71%	80%	138%	140%	107%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.00; an increase in net realized gains or losses per share of $0.00; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS B	2004[1]	2003[1]	2002[1,2]	2001	2000[1]
Net asset value, beginning of period	$3.30	$3.29	$3.39	$3.72	$4.06
Income from investment operations
Net investment income	0.23	0.25	0.24	0.34	0.31
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.14	0.01	-0.08	-0.37	-0.32
Total from investment operations	0.37	0.26	0.16	-0.03	-0.01
Distributions to shareholders from
Net investment income	-0.24	-0.25	-0.26	-0.30	-0.30
Tax basis return of capital	0	0	0	0	-0.03
Total distributions to shareholders	-0.24	-0.25	-0.26	-0.30	-0.33
Net asset value, end of period	$3.43	$3.30	$3.29	$3.39	$3.72
Total return[3]	11.46%	8.61%	4.98%	-0.60%	-0.37%
Ratios and supplemental data
Net assets, end of period (thousands)	$247,741	$173,002	$54,537	$33,844	$28,229
Ratios to average net assets
Expenses[4]	1.72%	1.84%	1.92%	2.00%	2.02%
Net investment income	6.71%	7.99%	7.49%	8.61%	7.79%
Portfolio turnover rate	71%	80%	138%	140%	107%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.01; an increase in net realized gains or losses per share of $0.01; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS C	2004	2003[1]	2002[2]	2001	2000
Net asset value, beginning of period	$3.30	$3.29	$3.39	$3.72	$4.06
Income from investment operations
Net investment income	0.23	0.25	0.26	0.29	0.32
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.14	0.01	-0.10	-0.32	-0.33
Total from investment operations	0.37	0.26	0.16	-0.03	-0.01
Distributions to shareholders from
Net investment income	-0.24	-0.25	-0.26	-0.30	-0.30
Tax basis return of capital	0	0	0	0	-0.03
Total distributions to shareholders	-0.24	-0.25	-0.26	-0.30	-0.33
Net asset value, end of period	$3.43	$3.30	$3.29	$3.39	$3.72
Total return[3]	11.46%	8.61%	4.98%	-0.60%	-0.37%
Ratios and supplemental data
Net assets, end of period (thousands)	$381,525	$290,914	$105,753	$80,753	$3,172
Ratios to average net assets
Expenses[4]	1.72%	1.85%	1.93%	2.00%	2.00%
Net investment income	6.72%	7.98%	7.52%	8.61%	7.80%
Portfolio turnover rate	71%	80%	138%	140%	107%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.00; and increase in net realized gains or losses per share of $0.00; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS I1	2004	2003[2]	2002[3]	2001	2000
Net asset value, beginning of period	$3.30	$3.29	$3.39	$3.72	$4.06
Income from investment operations
Net investment income	0.26	0.28	0.29	0.34	0.35
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.14	0.01	-0.10	-0.33	-0.32
Total from investment operations	0.40	0.29	0.19	0.01	0.03
Distributions to shareholders from
Net investment income	-0.27	-0.28	-0.29	-0.34	-0.34
Tax basis return of capital	0	0	0	0	-0.03
Total distributions to shareholders	-0.27	-0.28	-0.29	-0.34	-0.37
Net asset value, end of period	$3.43	$3.30	$3.29	$3.39	$3.72
Total return	12.58%	9.69%	6.04%	0.40%	0.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$37,894	$49,370	$10,011	$6,047	$6,153
Ratios to average net assets
Expenses[4]	0.72%	0.84%	0.92%	1.00%	1.01%
Net investment income	7.73%	9.05%	8.53%	9.63%	8.87%
Portfolio turnover rate	71%	80%	138%	140%	107%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.00; an increase in net realized gains or losses per share of $0.00; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS 91.9%
CONSUMER DISCRETIONARY 29.0%
Auto Components 4.9%
Accuride Corp., 9.25%, 02/01/2008 (p)	$ 6,250,000	$ 6,476,562
Collins & Aikman Products Co.:
10.75%, 12/31/2011	3,715,000	3,863,600
11.50%, 04/15/2006 (p)	1,040,000	1,034,800
Dana Corp., 9.00%, 08/15/2011 (p)	8,000,000	9,480,000
HLI Operating, Inc., 10.50%, 06/15/2010 (p)	4,956,000	5,625,060
Meritor Automotive, Inc., 6.80%, 02/15/2009 (p)	8,998,000	9,222,950
RJ Tower Corp., 12.00%, 06/01/2013 (p)	4,150,000	4,077,375
Tenneco Automotive, Inc., 10.25%, 07/15/2013 (p)	6,540,000	7,570,050
TRW Automotive, Inc., 9.375%, 02/15/2013	7,138,000	8,208,700
United Components, Inc., 9.375%, 06/15/2013	2,400,000	2,568,000
58,127,097
Hotels, Restaurants & Leisure 6.9%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	5,500,000	6,407,500
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	1,220,000	1,360,300
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009 (p)	4,250,000	4,489,062
El Pollo Loco, Inc., 9.25%, 12/15/2009 144A +	100,000	102,500
Friendly Ice Cream Corp., 8.375%, 06/15/2012 144A	2,800,000	2,877,000
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010 144A	13,000,000	14,300,000
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	6,995,000	7,729,475
Mandalay Resort Group:
6.375%, 12/15/2011	2,190,000	2,255,700
Ser. B, 10.25%, 08/01/2007 (p)	6,000,000	7,005,000
MTR Gaming Group, Inc., 9.75%, 04/01/2010	9,430,000	10,066,525
Premier Entertainment Biloxi, LLC, 10.75%, 02/01/2012 144A	6,000,000	6,510,000
Regal Cinemas Corp., 9.375%, 02/01/2012	4,500,000	5,355,000
Venetian Casino Resort, LLC, 11.00%, 06/15/2010	12,000,000	14,100,000
82,558,062
Household Durables 3.9%
Amscan Holdings, Inc., 8.75%, 05/01/2014 144A	1,915,000	1,953,300
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	4,280,000	4,954,100
KB Home, 8.625%, 12/15/2008	2,270,000	2,491,325
Meritage Corp., 9.75%, 06/01/2011	5,400,000	6,041,250
Schuler Homes, Inc., 10.50%, 07/15/2011 (p)	5,000,000	5,775,000
Standard Pacific Corp.:
6.25%, 04/01/2014	4,500,000	4,230,000
7.75%, 03/15/2013	3,500,000	3,648,750
Technical Olympic USA, Inc.:
7.50%, 03/15/2011 144A	1,000,000	965,000
9.00%, 07/01/2010	7,355,000	7,759,525
10.375%, 07/01/2012	1,200,000	1,326,000
WCI Communities, Inc., 9.125%, 05/01/2012 (p)	6,800,000	7,446,000
46,590,250
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Leisure Equipment & Products 0.8%
Hockey Co., 11.25%, 04/15/2009	$ 1,150,000	$ 1,374,250
ICON Health & Fitness, Inc., 11.25%, 04/01/2012 (p)	7,000,000	7,910,000
9,284,250
Machinery 0.3%
Terex Corp., 10.375%, 04/01/2011 (p)	3,500,000	3,998,750
Media 7.2%
Cablevision Systems Corp., 8.00%, 04/15/2012 144A	8,615,000	8,679,613
CCO Holdings, LLC, 8.75%, 11/15/2013 144A	6,000,000	5,940,000
Cinemark USA, Inc., 9.00%, 02/01/2013 (p)	5,000,000	5,500,000
Cinemark, Inc., Sr. Disc. Note, Step Bond, 0.00%, 03/15/2014 144A †	5,860,000	3,699,125
CSC Holdings, Inc., 7.625%, 04/01/2011 (p)	6,530,000	6,823,850
Dex Media East, LLC:
9.875%, 11/15/2009 (p)	3,000,000	3,378,750
12.125%, 11/15/2012	6,000,000	6,990,000
Dex Media West, LLC, 9.875%, 08/15/2013 144A	6,000,000	6,600,000
EchoStar DBS Corp., 6.375%, 10/01/2011 144A	10,000,000	10,162,500
Emmis Communications Corp.:
Ser. B, 8.125%, 03/15/2009 (p)	765,000	802,294
Sr. Disc. Note, Step Bond, 0.00%, 03/15/2011 †	10,000,000	10,050,000
Emmis Operating Co., 6.875%, 05/15/2012 144A #	5,835,000	5,849,587
Lamar Media Corp., 7.25%, 01/01/2013 (p)	1,000,000	1,080,000
Paxson Communications Corp.:
10.75%, 07/15/2008	9,815,000	10,403,900
Sr. Disc. Note, Step Bond, 0.00%, 01/15/2009 †	1,000,000	872,500
86,832,119
Multi-line Retail 0.1%
Saks, Inc., 9.875%, 10/01/2011	815,000	975,963
Specialty Retail 4.5%
Cole National Group, Inc., 8.875%, 05/15/2012	2,440,000	2,647,400
General Nutrition Centers, Inc., 8.50%, 12/01/2010 144A	7,000,000	7,350,000
Group 1 Automotive, Inc., 8.25%, 08/15/2013	2,700,000	2,963,250
Michaels Stores, Inc., 9.25%, 07/01/2009	9,565,000	10,557,369
Mothers Work, Inc., 11.25%, 08/01/2010	2,180,000	2,305,350
Office Depot, Inc., 10.00%, 07/15/2008	8,000,000	9,480,000
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011	5,730,000	6,589,500
Tempur-Pedic, Inc., 10.25%, 08/15/2010 144A (p)	1,300,000	1,491,750
United Auto Group, Inc., 9.625%, 03/15/2012 (p)	7,000,000	7,857,500
Warnaco Group, Inc., 8.875%, 06/15/2013	3,000,000	3,240,000
54,482,119
Textiles, Apparel & Luxury Goods 0.4%
Oxford Industries, Inc., 8.875%, 06/01/2011 144A	4,000,000	4,290,000
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES 7.1%
Food & Staples Retailing 1.9%
Michael Foods, Inc., 8.00%, 11/15/2013 144A	$ 2,500,000	$ 2,640,625
Rite Aid Corp.:
9.50%, 02/15/2011 (p)	1,920,000	2,164,800
12.50%, 09/15/2006	15,880,000	18,341,400
23,146,825
Food Products 2.1%
Chiquita Brands International, Inc., 10.56%, 03/15/2009 (p)	5,545,000	6,092,569
Corn Products International, Inc., 8.45%, 08/15/2009	5,150,000	5,948,250
Del Monte Foods Co., 8.625%, 12/15/2012 (p)	3,000,000	3,330,000
Dole Food Co., Inc., 7.25%, 06/15/2010 (p)	5,465,000	5,533,312
Seminis Vegetable Seeds, Inc., 10.25%, 10/01/2013 144A	4,114,000	4,587,110
25,491,241
Household Products 0.1%
Solo Cup Co., 8.50%, 02/15/2014 144A	1,360,000	1,407,600
Personal Products 1.4%
Playtex Products, Inc.:
8.00%, 03/01/2011 144A	8,000,000	8,440,000
9.375%, 06/01/2011 (p)	8,000,000	7,960,000
16,400,000
Tobacco 1.6%
Commonwealth Brands, Inc.:
9.75%, 04/15/2008 144A	2,500,000	2,712,500
10.625%, 09/01/2008 144A	9,125,000	9,991,875
North Atlantic Trading, Inc., 9.25%, 03/01/2012 144A	6,105,000	6,211,838
18,916,213
ENERGY 12.5%
Energy Equipment & Services 2.5%
Dresser, Inc., 9.375%, 04/15/2011	5,000,000	5,425,000
General Maritime Corp., 10.00%, 03/15/2013 (p)	5,990,000	6,768,700
NRG Energy, Inc., 8.00%, 12/15/2013 144A	4,160,000	4,212,000
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009 (p)	8,300,000	8,943,250
SESI LLC, 8.875%, 05/15/2011	4,150,000	4,513,125
29,862,075
Oil & Gas 10.0%
Chesapeake Energy Corp., 6.875%, 01/15/2016	9,145,000	9,327,900
El Paso Energy Corp., 6.75%, 05/15/2009 (p)	17,000,000	15,087,500
El Paso Energy Partners LP, 8.50%, 06/01/2011	1,994,000	2,213,340
El Paso Production Holding Co., 7.75%, 06/01/2013	7,830,000	7,477,650
Encore Acquisition Co., 6.25%, 04/15/2014 144A	3,445,000	3,410,550
Evergreen Resources, Inc., 5.875%, 03/15/2012 144A	1,160,000	1,154,200
Exco Resources, Inc., 7.25%, 01/15/2011 144A	3,505,000	3,557,575
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil & Gas continued
Gulfterra Energy Partners LP, Ser. B, 6.25%, 06/01/2010	$ 6,500,000	$ 6,760,000
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	8,400,000	9,366,000
Petroleum Geo Services, 10.00%, 11/05/2010	12,550,000	13,742,250
Petroleum Helicopters, Inc., 9.375%, 05/01/2009	1,500,000	1,597,500
Plains Exploration & Production Co., 8.75%, 07/01/2012	2,730,000	3,016,650
Premcor Refining Group, Inc.:
6.75%, 05/01/2014	8,000,000	8,000,000
9.50%, 02/01/2013 (p)	5,250,000	6,037,500
Pride Petroleum Services, Inc., 9.375%, 05/01/2007 (p)	2,548,000	2,598,960
Semco Energy, Inc., 7.75%, 05/15/2013	4,500,000	4,747,500
Stone Energy Corp., 8.25%, 12/15/2011	4,200,000	4,557,000
Tesoro Petroleum Corp., 9.625%, 04/01/2012 (p)	9,000,000	10,192,500
Tom Brown, Inc., 7.25%, 09/15/2013	4,000,000	4,560,000
Tri-Union Development Corp., 12.50%, 06/01/2006 (g) * +	3,112,062	2,334,046
119,738,621
FINANCIALS 10.1%
Capital Markets 0.4%
Affinity Group, Inc., 9.00%, 02/15/2012 144A	4,559,000	4,832,540
Diversified Financial Services 4.1%
Arch Western Finance LLC, 6.75%, 07/01/2013 144A	5,500,000	5,692,500
Asat Finance, Ltd., 9.25%, 02/01/2011 144A	2,000,000	2,120,000
Nalco Finance Holdings LLC, Sr. Disc. Note, Step Bond, 0.00%,
02/01/2009 144A †	10,130,000	6,432,550
Northern Telecom Capital Corp., 7.875%, 06/15/2026 (p)	6,500,000	6,207,500
Ship Finance International, Ltd., 8.50%, 12/15/2013 144A	6,915,000	6,707,550
Trac-X North America High Yield, 8.00%, 03/25/2009 (p)	22,000,000	21,505,000
48,665,100
Insurance 0.4%
Crum & Forster Holding Corp., 10.375%, 06/15/2013	4,100,000	4,551,000
Real Estate 5.2%
CB Richard Ellis Services, Inc., 9.75%, 05/15/2010	3,000,000	3,360,000
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009	6,250,000	6,796,875
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	5,600,000	6,216,000
D.R. Horton, Inc., 8.50%, 04/15/2012	5,000,000	5,637,500
HMH Properties, Inc., Ser. B, 7.875%, 08/01/2008 REIT (p)	4,707,000	4,883,512
Host Marriott Corp., Ser. J, 7.125%, 11/01/2013 REIT (p)	4,000,000	4,080,000
La Quinta Corp., 8.875%, 03/15/2011 REIT	2,990,000	3,333,850
LNR Property Corp., 7.625%, 07/15/2013	7,800,000	8,073,000
Lyon William Homes, Inc., 7.50%, 02/15/2014 144A	6,325,000	6,356,625
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014 REIT 144A	1,200,000	1,230,000
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT	6,325,000	6,530,563
Universal City Development Partners, 11.75%, 04/01/2010	5,315,000	6,165,400
62,663,325
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE 2.8%
Health Care Equipment & Supplies 0.9%
Kinetic Concepts, Inc., 7.375%, 05/15/2013 (p)	$ 975,000	$ 1,028,625
Norcross Safety Products LLC, Ser. B, 9.875%, 08/15/2011	2,000,000	2,150,000
Rotech Healthcare, Inc., 9.50%, 04/01/2012	2,000,000	2,140,000
Universal Hospital Services, Inc., 10.125%, 11/01/2011 144A	5,370,000	5,745,900
11,064,525
Health Care Providers & Services 1.9%
Extendicare Health Services, Inc., 9.50%, 07/01/2010 (p)	5,000,000	5,575,000
IASIS Healthcare Corp., 8.50%, 10/15/2009	5,000,000	5,375,000
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	5,535,000	6,462,112
Team Health, Inc., 9.00%, 04/01/2012 144A	4,805,000	4,636,825
22,048,937
INDUSTRIALS 8.5%
Building Products 0.7%
Nortek Holdings, Inc., 9.875%, 06/15/2011	7,000,000	7,892,500
Commercial Services & Supplies 4.6%
Allied Waste North America, Inc.:
6.50%, 11/15/2010 144A	3,595,000	3,612,975
7.375%, 04/15/2014 144A (p)	11,890,000	11,860,275
Coinmach Corp., 9.00%, 02/01/2010	5,000,000	5,325,000
Corrections Corporation of America, 7.50%, 05/01/2011	3,000,000	3,157,500
Geo Group, Inc., 8.25%, 07/15/2013	3,350,000	3,500,750
Hines Nurseries, Inc., 10.25%, 10/01/2011	3,500,000	3,850,000
JohnsonDiversey Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%,
05/15/2013 † (p)	5,000,000	3,825,000
Mobile Mini, Inc., 9.50%, 07/01/2013 (p)	1,750,000	1,968,750
NationsRent, Inc., 9.50%, 10/15/2010 144A	1,175,000	1,266,063
Newpark Resource, Inc., 8.625%, 12/15/2007	3,500,000	3,613,750
Service Corporation International:
6.00%, 12/15/2005	244,000	256,200
6.75%, 04/01/2016 144A	3,625,000	3,615,937
United Rentals North America, Inc.:
6.50%, 02/15/2012 144A	5,000,000	4,850,000
7.75%, 11/15/2013 (p)	4,410,000	4,277,700
54,979,900
Construction & Engineering 0.4%
Transdigm, Inc., 8.375%, 07/15/2011	4,000,000	4,250,000
Machinery 2.6%
CNH Global N.V., 9.25%, 08/01/2011 144A	12,375,000	13,860,000
Mueller Group, Inc., 10.00%, 05/01/2012 144A	2,065,000	2,173,413
SPX Corp., 7.50%, 01/01/2013 (p)	2,815,000	2,990,937
Terex Corp., 7.375%, 01/15/2014 144A	1,920,000	2,011,200
Wolverine Tube, Inc., 10.50%, 04/01/2009 (p)	9,790,000	10,622,150
31,657,700
See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Transportation Infrastructure 0.2%
Aviall, Inc., 7.625%, 07/01/2011 (p)	$ 1,750,000	$ 1,846,250
Offshore Logistics, Inc., 6.125%, 06/15/2013	750,000	716,250
2,562,500
INFORMATION TECHNOLOGY 0.6%
Communications Equipment 0.3%
Telex Communications, Inc., 11.50%, 10/15/2008 144A	3,250,000	3,493,750
IT Services 0.3%
Stratus Technologies, Inc., 10.375%, 12/01/2008 144A	4,000,000	4,000,000
MATERIALS 12.7%
Chemicals 6.4%
Acetex Corp., 10.875%, 08/01/2009	5,000,000	5,525,000
Equistar Chemicals LP, 10.625%, 05/01/2011 (p)	6,000,000	6,750,000
Ethyl Corp., 8.875%, 05/01/2010	2,200,000	2,387,000
FMC Corp., 10.25%, 11/01/2009	5,000,000	5,925,000
HMP Equity Holdings Corp., 0.00%, 05/15/2008 144A (n)	4,500,000	2,700,000
Huntsman Advanced Materials LLC:
11.00%, 07/15/2010 144A	5,000,000	5,700,000
11.625%, 10/15/2010	8,000,000	8,840,000
Huntsman International LLC, 9.875%, 03/01/2009 (p)	4,280,000	4,782,900
Lyondell Chemical Co., 10.50%, 06/01/2013	6,000,000	6,600,000
Methanex Corp., 8.75%, 08/15/2012	4,795,000	5,514,250
Millennium America, Inc., 9.25%, 06/15/2008 (p)	2,000,000	2,190,000
Nalco Co., 8.875%, 11/15/2013 144A (p)	5,850,000	6,201,000
OM Group, Inc., 9.25%, 12/15/2011	13,000,000	13,390,000
76,505,150
Containers & Packaging 3.2%
Graphic Packaging International, Inc., 8.50%, 08/15/2011	7,000,000	7,770,000
Jarden Corp., 9.75%, 05/01/2012	9,020,000	10,192,600
Jefferson Smurfit Group, 7.50%, 06/01/2013	3,105,000	3,229,200
Owens-Brockway Glass Container, Inc.:
8.75%, 11/15/2012 (p)	5,680,000	6,233,800
8.875%, 02/15/2009	5,000,000	5,456,250
Stone Container Corp., 9.75%, 02/01/2011 (p)	5,000,000	5,575,000
38,456,850
Metals & Mining 2.0%
Freeport-McMoRan Copper & Gold, Inc.:
7.20%, 11/15/2026	4,350,000	3,784,500
10.125%, 02/01/2010	5,285,000	5,839,925
Massey Energy Co., 6.625%, 11/15/2010 (p)	5,400,000	5,454,000
See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Metals & Mining continued
Peabody Energy Corp.:
5.875%, 04/15/2016	$ 4,275,000	$ 3,997,125
6.875%, 03/15/2013	2,380,000	2,487,100
U.S. Steel Corp., 10.75%, 08/01/2008 (p)	1,501,000	1,763,675
23,326,325
Paper & Forest Products 1.1%
Georgia Pacific Corp.:
8.00%, 01/15/2024 144A	3,340,000	3,523,700
8.125%, 05/15/2011 (p)	9,000,000	10,192,500
13,716,200
TELECOMMUNICATION SERVICES 6.1%
Diversified Telecommunication Services 2.6%
Centennial Communications Corp., 8.125%, 02/01/2014 144A	4,000,000	3,720,000
FairPoint Communications, Inc.:
11.875%, 03/01/2010	2,000,000	2,350,000
12.50%, 05/01/2010 (p)	5,580,000	6,165,900
Insight Midwest LP:
9.75%, 10/01/2009 (p)	2,305,000	2,443,300
10.50%, 11/01/2010 144A	2,305,000	2,523,975
Level 3 Communications, Inc., 9.125%, 05/01/2008 (p)	2,800,000	2,016,000
RCN Corp., 12.50%, 06/30/2008 (h)	11,383,512	11,668,100
30,887,275
Wireless Telecommunications Services 3.5%
American Towers, Inc., 7.25%, 12/01/2011 144A	6,000,000	6,165,000
metroPCS, Inc., 10.75%, 10/01/2011	8,000,000	8,480,000
Nextel Communications, Inc.:
6.875%, 10/31/2013 (p)	4,162,000	4,224,430
7.375%, 08/01/2015	8,000,000	8,350,000
9.375%, 11/15/2009	7,325,000	7,956,781
Rural Cellular Corp., 8.25%, 03/15/2012 144A	1,170,000	1,213,875
SpectraSite, Inc., 8.25%, 05/15/2010	6,000,000	6,330,000
42,720,086
UTILITIES 2.5%
Electric Utilities 0.2%
MSW Energy Holdings LLC, 8.50%, 09/01/2010 (p)	2,250,000	2,452,500
Gas Utilities 0.4%
Semco Energy, Inc., 7.125%, 05/15/2008	3,500,000	3,657,500
Western Gas Resources, Inc., 10.00%, 06/15/2009	1,500,000	1,582,500
5,240,000
Multi-Utilities & Unregulated Power 1.9%
AES Corp., 9.50%, 06/01/2009	5,740,000	6,170,500
See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Multi-Utilities & Unregulated Power continued
Reliant Resources, Inc.:
9.25%, 07/15/2010 (p)	$ 4,000,000	$ 4,300,000
9.50%, 07/15/2013	11,250,000	12,262,500
22,733,000
Total Corporate Bonds (cost $1,040,964,440)		1,100,800,348
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 0.0%
MATERIALS 0.0%
Containers & Packaging 0.0%
Crown European Holdings SA, 10.25%, 03/01/2011, EUR (cost $514,013)	480,000	640,983
MORTGAGE-BACKED SECURITIES 0.0%
FNMA, 8.00%, 06/01/2030 (cost $139,671)	$ 141,484	153,117
YANKEE OBLIGATIONS-CORPORATE 3.9%
CONSUMER DISCRETIONARY 0.7%
Media 0.7%
IMAX Corp., 9.625%, 12/01/2010 144A	8,000,000	8,120,000
INDUSTRIALS 1.0%
Marine 0.8%
CP Ships, Ltd., 10.375%, 07/15/2012	6,690,000	7,793,850
Stena AB, 9.625%, 12/01/2012	2,000,000	2,260,000
10,053,850
Transportation Infrastructure 0.2%
Sea Containers, Ltd., 10.50%, 05/15/2012 #	2,355,000	2,325,563
MATERIALS 1.6%
Containers & Packaging 1.0%
Crown European Holdings SA:
9.50%, 03/01/2011 (p)	3,250,000	3,660,312
10.875%, 03/01/2013	7,000,000	8,190,000
11,850,312
Paper & Forest Products 0.6%
Ainsworth Lumber Co., Ltd, 6.75%, 03/15/2014 144A	5,950,000	5,920,250
Millar Western Forest Products, 7.75%, 11/15/2013 144A	1,315,000	1,387,325
7,307,575
TELECOMMUNICATION SERVICES 0.6%
Wireless Telecommunications Services 0.6%
Rogers Wireless, Inc.:
6.375%, 03/01/2014 144A	2,790,000	2,636,550
9.625%, 05/01/2011	3,475,000	4,026,656
6,663,206
Total Yankee Obligations-Corporate (cost $43,595,437)		46,320,506
See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Shares	Value

COMMON STOCKS 0.7%
CONSUMER DISCRETIONARY 0.2%
Media 0.2%
IMAX Corp. * (p)	531,485	$ 2,640,949
ENERGY 0.0%
Oil & Gas 0.0%
Tri-Union Development Corp. (h) * +	2,020	0
Tribo Petroleum Corp., Class A (h) * +	3,425	0
0
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Ono Finance plc 144A *	4,500	45
INFORMATION TECHNOLOGY 0.0%
IT Services 0.0%
DecisionOne Corp. (h) * +	331,000	0
MATERIALS 0.2%
Metals & Mining 0.2%
United States Steel Corp. (p)	84,000	2,404,920
TELECOMMUNICATION SERVICES 0.3%
Wireless Telecommunications Services 0.3%
Crown Castle International Corp. * (p)	211,000	2,943,450
Total Common Stocks (cost $10,616,165)		7,989,364
PREFERRED STOCKS 0.4%
CONSUMER DISCRETIONARY 0.4%
Media 0.4%
CSC Holdings, Inc., Ser. M (cost $3,410,625)	40,000	4,190,000
WARRANTS 0.1%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 2/15/2010 *	1,500	15
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Asat Finance LLC, Expiring 11/01/2006 144A *	4,000	6,500
Ono Finance plc, Expiring 3/16/2011 144A *	4,500	45
6,545
MATERIALS 0.1%
Chemicals 0.1%
HMP Equity Holdings Corp., Expiring 5/15/2011 144A *	4,500	857,250
See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Shares	Value

WARRANTS continued
TELECOMMUNICATION SERVICES 0.0%
Diversified Telecommunication Services 0.0%
RCN Corp., Expiring 06/30/2013 (h) * +	1,500,000	$ 0
Wireless Telecommunications Services 0.0%
American Tower Escrow Corp., Expiring 08/01/2008 *	4,250	677,875
Total Warrants (cost $1,463,877)		1,541,685
SHORT-TERM INVESTMENTS 20.2%
MUTUAL FUND SHARES 20.2%
Evergreen Institutional Money Market Fund (o) ##	22,405,152	22,405,152
Navigator Prime Portfolio (pp)	219,217,479	219,217,479
Total Short-Term Investments (cost $241,622,631)		241,622,631
Total Investments (cost $1,342,326,859) 117.2%		1,403,258,634
Other Assets and Liabilities (17.2%)		(205,572,358)
Net Assets 100.0%		$ 1,197,686,276

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid, unless otherwise noted, under the guidelines established by the Board of Trustees.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
*	Non-income producing security
(g)	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based on its fair value determined under procedures approved by the Board of the Trustees.
#	When-issued or delayed delivery security.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations:
EUR	Euro
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust
See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

Assets
Investments in securities, at value (cost $1,342,326,859) including $214,364,035 of
securities loaned	$ 1,403,258,634
Receivable for Fund shares sold	2,124,227
Interest and dividends receivable	27,420,756
Receivable for securities lending income	33,727
Prepaid expenses and other assets	259,093

Total assets	1,433,096,437

Liabilities
Dividends payable	3,312,135
Payable for securities purchased	8,128,040
Payable for Fund shares redeemed	4,531,376
Payable for securities on loan	219,217,479
Advisory fee payable	39,342
Distribution Plan expenses payable	64,504
Due to other related parties	4,690
Accrued expenses and other liabilities	112,595

Total liabilities	235,410,161

Net assets	$ 1,197,686,276

Net assets represented by
Paid-in capital	$ 1,297,489,599
Overdistributed net investment income	(2,211,544)
Accumulated net realized losses on securities and foreign currency related transactions	(158,523,432)
Net unrealized gains on securites and foreign currency related transactions	60,931,653

Total net assets	$ 1,197,686,276

Net assets consists of
Class A	$ 530,526,436
Class B	247,740,955
Class C	381,524,872
Class I	37,894,013

Total net assets	$ 1,197,686,276

Shares outstanding
Class A	154,879,163
Class B	72,322,537
Class C	111,377,403
Class I	11,061,397

Net asset value per share
Class A	$ 3.43
Class A -- Offering price (based on sales charge of 4.75%)	$ 3.60
Class B	$ 3.43
Class C	$ 3.43
Class I	$ 3.43

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended April 30, 2004

Investment income
Interest	$ 97,973,172
Dividends	1,221,280

Total investment income	99,194,452

Expenses
Advisory fee	4,677,897
Distribution Plan expenses
Class A	1,575,047
Class B	2,304,763
Class C	3,831,948
Administrative services fee	1,175,122
Transfer agent fees	2,056,614
Trustees' fees and expenses	18,746
Printing and postage expenses	73,896
Custodian and accounting fees	293,497
Registration and filing fees	66,452
Professional fees	37,170
Interest expense	1,373
Other	36,245

Total expenses	16,148,770
Less: Expense reductions	(6,971)
Expense reimbursements	(16,260)

Net expenses	16,125,539

Net investment income	83,068,913

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains on:
Securities	29,122,816
Foreign currency related transactions	9,699

Net realized gains on securities and foreign currency related transactions	29,132,515
Net change in unrealized gains or losses on securities and foreign currency related transactions	14,738,536

Net realized and unrealized gains or losses on securities and foreign currency related transactions	43,871,051

Net increase in net assets resulting from operations	$ 126,939,964

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2004		2003

Operations
Net investment income		$ 83,068,913		$ 50,578,681
Net realized gains or losses on securities and foreign currency related transactions		29,132,515		(25,368,874)
Net change in unrealized gains or losses on securities and foreign currency related transactions		14,738,536		51,577,641

Net increase in net assets resulting from operations		126,939,964		76,787,448

Distributions to shareholders from
Net investment income
Class A		(40,401,265)		(29,171,333)
Class B		(16,064,645)		(7,030,222)
Class C		(26,727,023)		(12,248,231)
Class I		(2,971,340)		(2,196,536)

Total distributions to shareholders		(86,164,273)		(50,646,322)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	79,212,268	266,807,488	98,459,757	309,003,706
Class B	30,545,684	102,845,146	40,216,837	126,776,244
Class C	61,981,254	209,018,829	68,508,980	216,080,815
Class I	8,085,993	27,386,680	14,684,177	45,982,474

		606,058,143		697,843,239

Net asset value of shares issued in reinvestment of distributions
Class A	7,196,311	24,449,863	5,070,564	15,965,012
Class B	2,210,574	7,511,508	969,271	3,059,836
Class C	4,041,046	13,729,885	2,046,672	6,457,134
Class I	159,741	543,754	433,765	1,364,016

		46,235,010		26,845,998

Automatic conversion of Class B shares to Class A shares
Class A	509,358	1,742,465	325,688	1,024,351
Class B	(509,358)	(1,742,465)	(325,688)	(1,024,351)

		0		0

Payment for shares redeemed
Class A	(78,644,025)	(265,409,349)	(55,100,425)	(173,201,047)
Class B	(12,288,949)	(41,821,246)	(5,076,630)	(15,967,964)
Class C	(42,704,221)	(145,376,642)	(14,649,266)	(46,097,501)
Class I	(12,128,118)	(40,408,191)	(3,218,386)	(10,062,770)

		(493,015,428)		(245,329,282)

Net increase in net assets resulting from capital share transactions		159,277,725		479,359,955

Total increase in net assets		200,053,416		505,501,081
Net assets
Beginning of period		997,632,860		492,131,779

End of period		$ 1,197,686,276		$ 997,632,860

Overdistributed net investment income		$ (2,211,544)		$ (784,638)

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen High Yield Bond Fund (the "Fund") is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

23

NOTES TO FINANCIAL STATEMENTS continued

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24

NOTES TO FINANCIAL STATEMENTS continued

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to bond premium amortization and consent fees on tendered bonds.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. Prior to April 1, 2004, the Fund paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, which started at 0.41% and declined to 0.16% as the Fund's average daily net assets increased.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended April 30, 2004, EIMC reimbursed expenses

25

NOTES TO FINANCIAL STATEMENTS continued

relating to Class A shares in the amount of $16,260. Total amounts subject to recoupment as of April 30, 2004 were $15,614.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2004, the transfer agent fees were equivalent to an annual rate of 0.17% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended April 30, 2004, the Fund paid brokerage commissions of $173,425 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,121,107,521 and $791,159,239, respectively, for the year ended April 30, 2004.

During the year ended April 30, 2004, the Fund loaned securities to certain brokers. At April 30, 2004, the value of securities on loan and the value of collateral amounted to $214,364,035 and $219,217,479, respectively. During the year ended April 30, 2004, the Fund earned $333,494 in income from securities lending which is included in interest income on the Statement of Operations.

On April 30, 2004, the aggregate cost of securities for federal income tax purposes was $1,344,698,165. The gross unrealized appreciation and depreciation on securities based on tax cost was $69,439,915 and $10,879,446, respectively, with a net unrealized appreciation of $58,560,469.

26

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2004, the Fund had $156,152,248 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010	2011

$ 11,246,425	$ 33,005,032	$ 38,451,200	$ 57,513,490	$ 15,936,101

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2004, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

Overdistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryover

$ 2,211,544	$ 58,560,469	$ 156,152,248

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and premium amortization.

The tax character of distributions paid for the years ended April 30, 2004 and April 30, 2003 were $86,164,273 and $50,646,322, respectively, of ordinary income.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear

27

NOTES TO FINANCIAL STATEMENTS continued

interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended April 30, 2004, the Fund had average borrowings outstanding of $84,965 at a rate of 1.61% and paid interest of $1,373.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. SUBSEQUENT EVENT

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen High Yield Bond Fund, a series of Evergreen Fixed Income Trust, as of April 30, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen High Yield Bond Fund, as of April 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 4, 2004

29

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 1.26% of ordinary income dividends paid during the fiscal year ended April 30, 2004 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended April 30, 2004, the Fund designates 1.27% of ordinary income and short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2004 year-end tax information will be reported to you on your 2004 Form 1099-DIV, which shall be provided to you in early 2005.

30

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31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton Trustee DOB: 1/10/1952 Term of office since: 2004 Other directorships: None	Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.
Leadership -- With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

Excellence -- We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience -- Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment -- We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.
Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

566660 rv1   6/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen Institutional Mortgage Portfolio

Evergreen Institutional Mortgage Portfolio

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
7	SCHEDULE OF INVESTMENTS
10	STATEMENT OF ASSETS AND LIABILITIES
11	STATEMENT OF OPERATIONS
12	STATEMENTS OF CHANGES IN NET ASSETS
13	NOTES TO FINANCIAL STATEMENTS
17	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
20	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC’s website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2004

Dennis H. Ferro President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Institutional Mortgage Portfolio which covers the twelve-month period ended April 30, 2004.

Investors in the fixed income markets experienced alternating periods of risk and reward over the past twelve months. Geopolitical uncertainties, improving economic growth, changes in tax legislation, and an accommodative stance from the Federal Reserve managed to both excite and confuse bond market participants at varying points, and in varying sectors, since the beginning of the investment period in May 2003.

The period began with the financial markets focused on the war in Iraq. The associated uncertainty led to higher demand for bonds, particularly within the Treasury market, as investors sought solace in a flight to quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May, the Federal Reserve had commented on the “possibility of an unwelcome, substantial fall in inflation.” Many bond investors, convinced the Fed was taking rates to zero, drove yields down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed’s primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These

1

LETTER TO SHAREHOLDERS continued

worries were compounded by optimistic GDP (Gross Domestic Product) forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. Thus, the “deflation trade” in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

The bond market began to stabilize as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. This was a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, investors in municipal bonds also experienced heightened concerns related to the changes in the tax laws, which were initially perceived as a potential threat to their market. After careful consideration, though, many investors became convinced that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. A second concern involved the poor financial condition of many states and local governments. Yet just as these concerns were reaching a crescendo, economic growth picked up significantly and tax receipts climbed, improving the financial conditions of many of these entities.

As economic growth strengthened, investors in corporate bonds benefited from the combination of stronger balance sheets, improving credit quality, declining default rates, and the outlook for growth in GDP and corporate profits. In addition, the many steps taken to improve corporate credibility rallied many investors to the credit markets, where many risk appropriate investors successfully searched for improved returns in the high yield market.

Throughout the investment period, the Federal Reserve attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed’s statements ranged from maintaining policy accommodation for a “considerable period” to one of being “measured” in its approach to remove this monetary stimulus. In addition,

2

LETTER TO SHAREHOLDERS continued

central bankers tried to be even more clear in a variety of speeches and public testimonies, as the Fed continued to display an unusually strong effort in clarifying its upcoming changes in monetary policy. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, as investors feared a repeat of the experiences in 1994. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. However, the price of oil remains a wild card, as sustained high oil prices will eventually embed a higher level of manufacturing and service cost in the economy.

We encourage investors to maintain their diversified, long-term strategies within their fixed income portfolios.
Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

3

FUND AT A GLANCE

as of April 30, 2004

MANAGEMENT TEAM

Tattersall Advisory Group, Inc.

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 6/19/2002

Class I
Class inception date	6/19/2002

Nasdaq symbol	EMSFX

Average annual return

1 year	1.63%

Since portfolio inception	4.31%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information as of the most recent month end for Class I shares, please go to EvergreenInvestments.com/fundperformance. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The advisor is reimbursing the fund for a portion of other expenses. Had expenses not been reimbursed, returns would have been lower.

LONG-TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Institutional Mortgage Portfolio Class I shares, versus a similar investment in the Merrill Lynch Mortgage Master Index1 (MLMMI) and the Consumer Price Index (CPI).

The MLMMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Copyright 2004. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class I shares returned 1.63% for the twelve-month period ended April 30, 2004. During the same period, the fund’s benchmark, Merrill Lynch Mortgage Master Index (MLMMI), returned 1.93%.

Interest rates reached a cyclical low in June 2003, coinciding with the Federal Reserve Bank’s thirteenth reduction in the Federal Funds rate, and leading to the lowest interest rates seen in the last 45 years. Monetary policymakers professed their intention to maintain a stimulative policy until the output gap began to close, inflation increased to a level consistent with output, and employment increased. At the end of the fiscal year, with capacity utilization rising, employment increasing, and inflation showing signs of some revitalization, the prospect of less monetary accommodation became a reality.

In this environment of heightened yield volatility, mortgage prepayment experience varied over a wide range. The mortgage-refinancing index reached a record peak during the lows in rates before falling back to more normal levels as rates rose. Mortgage yield spreads remained wide, and mortgage volatility remained high during the fiscal period. In order to protect the mortgage portfolio from refinancing risk, we emphasized mortgages with a high degree of stability in prepayment experience, cash flows, average lives, and mortgage security prices. We maintained an underweight to the riskiest mortgage sectors of 30-year and 15-year pass-through mortgage securities. Mortgages were among the worst performing sectors in the bond market over the past year, but our focus on insulating the fund from much of the prepayment risk and volatility in the mortgage market benefited portfolio returns relative to the index. We remained focused on highly stable mortgage assets like Collateralized Mortgage Obligations with good cash flow characteristics, FNMA bonds with virtually no prepayment risk, and FHA/VA bonds, which prepay below and are more consistent than 30-year or 15-year mortgage securities.

Mortgage refinancing reached a peak in the early year, but rapidly declined as interest rates rose through the summer. We were overweight mortgage assets that were insensitive to mortgage prepayments in order to protect against prepayment risk. However, the transition out of those assets as mortgage prepayments fell detracted slightly from performance.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms. Class I shares have a minimum initial investment of $1 million, which may be waived in certain situations.

The fund’s investment objective is nonfundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate, and credit risks that are associated with the individual bonds held by the fund.

All data is as of April 30, 2004, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS I	2004	2003[1]
Net asset value, beginning of period	$10.18	$10.00
Income from investment operations
Net investment income	0.35	0.40
Net realized and unrealized gains or losses on securities	-0.18	0.23
Total from investment operations	0.17	0.63
Distributions to shareholders from
Net investment income	-0.45	-0.40
Net realized gains	-0.01	-0.05
Total distributions to shareholders	-0.46	-0.45
Net asset value, end of period	$9.89	$10.18
Total return	1.63%	6.45%
Ratios and supplemental data
Net assets, end of period (thousands)	$48,032	$28,423
Ratios to average net assets
Expenses[2]	0.20%	0.12%[3]
Net investment income	3.33%	4.74%[3]
Portfolio turnover rate	327%	148%

[1]   For the period from June 19, 2002 (commencement of operations), to April 30, 2003.

[2]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[3]   Annualized

See Notes to Financial Statements

6

SCHEDULE OF INVESTMENTS

April 30, 2004

	Principal Amount	Value

ASSET-BACKED SECURITIES 0.4%
Vanderbilt Mtge. & Fin., Inc., Ser. 2002-B, Class A3, 4.70%, 10/17/2018
(cost $169,988)	$ 170,000	$ 170,204
COLLATERALIZED MORTGAGE OBLIGATIONS 43.3%
Asset Securitization Corp., Ser. 1997-D4, Class A1D, 7.49%, 04/14/2029	432,678	474,868
Commerce 2000, Ser. 2000-C1, Class A2, 7.42%, 08/15/2033	335,000	381,904
Comml. Mtge. Asset Trust, Ser. 1999-C2, Class A1, 7.29%, 11/17/2032	288,755	314,324
FHLMC:
Ser. 2198, Class PG, 7.00%, 12/15/2028	7,909	7,926
Ser. 2228, Class PE, 7.50%, 04/15/2030	393,500	411,084
Ser. 2249, Class PG, 7.50%, 08/15/2030	39,170	40,980
Ser. 2315, Class CK, 6.50%, 06/15/2030	87,927	88,784
Ser. 2564, Class BQ, 5.50%, 10/15/2017	1,060,000	1,090,308
Ser. 2691, Class NC, 5.00%, 04/15/2027	510,000	518,021
Ser. 2762, Class LG, 5.00%, 09/15/2032	645,000	623,322
Ser. 2774 Class PD, 5.00%, 08/15/2032 (h)	265,000	254,215
Ser. 2780 Class LC, 5.00%, 07/15/2027 (h)	410,000	414,346
Ser. 2780 Class QC, 4.50%, 04/15/2034	495,000	491,782
Ser. 2780 Class TC, 5.00%, 05/15/2027 (h)	1,020,000	1,030,812
Ser. 2781 Class PC, 5.00%, 06/15/2029 (h)	390,000	374,127
Ser. T-55, Class 1A2, 7.00%, 03/25/2043	780,884	821,680
FNMA:
Ser. 1993-G35, Class ZQ, 6.50%, 11/25/2023	363,439	382,839
Ser. 2001-71, Class QE, 6.00%, 12/25/2016	460,000	484,872
Ser. 2001-T10, Class A1, 7.00%, 12/25/2041	218,454	232,007
Ser. 2002-2, Class MG, 6.00%, 02/25/2017	600,000	628,481
Ser. 2002-26, Class A1, 7.00%, 01/25/2048	1,126,230	1,198,027
Ser. 2002-T19, Class A1, 6.50%, 07/25/2042	2,326,435	2,439,849
Ser. 2003-92, Class PD, 4.50%, 03/25/2017	480,000	474,792
Ser. 2003-W2, Class 1A2, 7.00%, 07/25/2042	351,629	374,045
Ser. 2003-W14, Class A6, 5.82%, 09/25/2043	345,000	359,078
Ser. 2003-W19, Class A5, 5.50%, 11/25/2033	1,705,000	1,748,076
Ser. 2004-W2, Class 2A2, 7.00%, 02/25/2044	542,086	576,643
Ser. 2004-WI, Class 2A2, 7.00%, 12/25/2033	406,278	431,266
GNMA, Ser. 2004-30 Class PB, 5.00%, 05/20/2029 (h)	495,000	500,148
LB-UBS Comml. Mtge. Trust:
Ser. 2000-C4, Class A1, 7.18%, 09/15/2019	409,939	449,263
Ser. 2001-C2, Class A2, 6.65%, 11/15/2027	520,000	577,052
Ser. 2004-C1, Class A4, 4.57%, 01/15/2031	360,000	343,849
Merrill Lynch Mtge. Trust, Ser. 2003-Key 1, Class A3, 4.89%, 11/12/2035	440,000	442,422
Morgan Stanley Dean Witter Capital I, Inc.:
Ser. 1997-XL1, Class A1, 6.59%, 10/03/2030	230,959	232,367
Ser. 1998-XL1, Class A2, 6.45%, 06/03/2030	625,000	652,663
Ser. 2002-IQ2, Class A3, 5.52%, 12/15/2035	495,000	518,825
Ser. 2003-T11, Class A4, 5.15%, 06/13/2041	430,000	431,852
Total Collateralized Mortgage Obligations (cost $21,105,744)		20,816,899
See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES 52.2%
FHLMC:
5.00%, TBA #	$ 3,025,000	$ 2,933,306
5.50%, 11/01/2033-03/01/2034	484,510	484,321
6.00%, 04/01/2014-05/01/2017	408,929	428,064
6.98%, 10/01/2010 (h)	452,770	505,925
7.20%, 10/01/2006 (h)	691,809	747,292
FNMA:
4.50%, TBA #	4,695,000	4,486,362
4.83%, 03/01/2013	690,779	693,674
5.00%, TBA #	925,000	930,493
5.50%, 04/01/2034	247,503	247,174
5.63%, 11/01/2005	674,164	695,363
6.00%, 02/01/2014-09/01/2031	3,326,009	3,463,424
6.01%, 02/01/2012	332,648	359,503
6.09%, 12/01/2008-05/01/2011 #	614,854	663,153
6.50%, 07/01/2032-08/01/2032	2,027,866	2,111,715
6.60%, 10/01/2004	307,214	308,059
6.65%, 12/01/2007	231,414	251,662
6.79%, 07/01/2009	95,638	105,749
6.91%, 07/01/2009	287,266	319,071
7.00%, 05/01/2032	142,201	150,374
7.09%, 09/01/2006-07/01/2009	1,317,388	1,421,471
7.19%, 05/01/2007	423,390	461,755
7.32%, 12/01/2010	479,670	549,672
7.37%, 08/01/2006	368,438	396,096
7.44%, 07/01/2009	300,000	330,922
7.50%, 11/01/2029-12/01/2029	68,544	73,403
GNMA:
4.00%, 07/20/2030	565,976	571,303
5.50%, 11/15/2033-03/15/2034	1,363,847	1,365,951
Total Mortgage-Backed Securities (cost $25,418,567)		25,055,257
U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Bonds, 7.50%, 11/15/2016	20,000	24,871
U.S. Treasury Notes, 2.38%, 08/15/2006	185,000	184,516
Total U.S. Treasury Obligations (cost $211,198)		209,387

	Shares	Value

SHORT-TERM INVESTMENTS 20.8%
MUTUAL FUND SHARES 20.8%
Evergreen Institutional Money Market Fund (o) ## (cost $9,986,490)	9,986,490	9,986,490
Total Investments (cost $56,891,987) 117.1%		56,238,237
Other Assets and Liabilities (17.1%)		(8,205,848)
Net Assets 100.0%		$ 48,032,389
See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS continued

April 30, 2004

(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
#	When-issued or delayed delivery security
##	All or portion of the security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

Assets
Investments in securities, at value (cost $46,905,497)	$ 46,251,747
Investments in affiliate, at value (cost $9,986,490)	9,986,490
Receivable for securities sold	4,198,207
Receivable for Fund shares sold	313,816
Interest receivable	218,435
Receivable from investment advisor	509

Total assets	60,969,204

Liabilities
Dividends payable	111,810
Payable for securities purchased	12,682,873
Payable for Fund shares redeemed	123,066
Due to related parties	533
Accrued expenses and other liabilities	18,533

Total liabilities	12,936,815

Net assets	$ 48,032,389

Net assets represented by
Paid-in capital	$ 49,171,436
Undistributed net investment income	27,913
Accumulated net realized losses on securities	(513,210)
Net unrealized losses on securities	(653,750)

Total net assets	$ 48,032,389

Shares outstanding Class I	4,858,548

Net asset value per share Class I	$ 9.89

See Notes to Financial Statements

10

STATEMENT OF OPERATIONS

Year Ended April 30, 2004

Investment income
Interest
$ 1,419,409
Income from affiliate	84,403

Total investment income	1,503,812

Expenses
Administrative services fee	44,199
Transfer agent fees	1,553
Trustees' fees and expenses	381
Printing and postage expenses	34,544
Custodian and accounting fees	12,001
Registration and filing fees	11,556
Professional fees	18,441
Other	2,031

Total expenses	124,706
Less: Expense reductions	(392)
Expense reimbursements	(35,853)

Net expenses	88,461

Net investment income	1,415,351

Net realized and unrealized gains or losses on securities
Net realized gains on securities	39,480
Net change in unrealized gains or losses on securities	(831,977)

Net realized and unrealized gains or losses on securities	(792,497)

Net increase in net assets resulting from operations	$ 622,854

See Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2004		2003(a)

Operations
Net investment income		$ 1,415,351		$ 742,250
Net realized gains on securities		39,480		136,383
Net change in unrealized gains or losses
on securities		(831,977)		178,227

Net increase in net assets resulting
from operations		622,854		1,056,860

Distributions to shareholders from
Net investment income		(1,955,655)		(742,577)
Net realized gains		(29,097)		(91,432)

Total distributions to shareholders		(1,984,752)		(834,009)

	Shares		Shares
Capital share transactions
Proceeds from shares sold	4,337,076	43,802,985	3,308,206	33,420,179
Net asset value of shares issued in
reinvestment of distributions	77,764	778,751	37,752	383,776
Payment for shares redeemed	(2,349,536)	(23,610,741)	(552,714)	(5,603,514)

Net increase in net assets resulting from
capital share transactions		20,970,995		28,200,441

Total increase in net assets		19,609,097		28,423,292
Net assets
Beginning of period		28,423,292		0

End of period		$ 48,032,389		$ 28,423,292

Undistributed net investment income		$ 27,913		$ 32,400

(a) For the period from June 19, 2002 (commencement of operations), to April 30, 2003.
See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Evergreen Institutional Mortgage Portfolio, (formerly, Evergreen Mortgage Securities Fund) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Institutional (“Class I”) shares. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions
The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Dollar roll transactions
The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

13

NOTES TO FINANCIAL STATEMENTS continued

d. Security transactions and investment income
Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

e. Federal taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions
Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund . The Fund does not pay a fee for the investment advisory service.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually reimburse expenses in order to limit operating expenses. For any reimbursements made after January 1, 2003, EIMC may recoup certain amounts reimbursed up to a period of three years following the end of the fiscal year in which the reimbursements were made. During the year ended April 30, 2004, EIMC reimbursed expenses in the amount of $35,853 which represents 0.08% of the Fund’s average daily net assets. Total amounts subject to recoupment as of April 30, 2004 were $55,446.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

14

NOTES TO FINANCIAL STATEMENTS continued

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 168,453,997	$ 4,043,290	$ 134,907,018	$ 1,333,750

On April 30, 2004, the aggregate cost of securities for federal income tax purposes was $56,892,260. The gross unrealized appreciation and depreciation on securities based on tax cost was $44,629 and $698,652, respectively, with a net unrealized depreciation of $654,023.

As of April 30, 2004, the Fund had $512,937 in capital loss carryovers for federal income tax purposes which expire in 2012.

5. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2004, the Fund did not participate in the interfund lending program.

6. DISTRIBUTIONS TO SHAREHOLDERS
As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:
Undistributed	Unrealized	Capital Loss
Ordinary Loss	Depreciation	Carryover

$27,913	$654,023	$512,937

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid for the year ended April 30, 2004 was $1,984,752 of ordinary income. For the period from June 19, 2002 (commencement of operations) to April 30, 2003, the tax character of distributions paid was $834,009 of ordinary income.

7. EXPENSE REDUCTIONS
Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES
Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses

15

NOTES TO FINANCIAL STATEMENTS continued

incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT
The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended April 30, 2004, the Fund had no borrowings under this agreement.

10. SUBSEQUENT EVENT
Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund’s shares.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Institutional Mortgage Portfolio (formerly, Evergreen Mortgage Securities Fund), a series of Evergreen Fixed Income Trust, as of April 30, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Institutional Mortgage Portfolio, as of April 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 4, 2004

17

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18

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19

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research &Management Company (investment advice)

Shirley L. Fulton Trustee DOB: 1/10/1952 Term of office since: 2004 Other directorships: None	Principal occupations: Partner, Helms, Henderson &Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam &Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden &Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

20

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

21

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.
Leadership -- With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

Excellence -- We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience -- Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment -- We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.
Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003,Evergreen Investments was ranked third overall.

570142   6/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen Strategic Income Fund

Evergreen Strategic Income Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2004

Dennis H. Ferro President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Strategic Income Fund, which covers the twelve-month period ended April 30, 2004.

Investors in the fixed income markets experienced alternating periods of risk and reward over the past twelve months. Geopolitical uncertainties, improving economic growth, changes in tax legislation, and an accommodative stance from the Federal Reserve managed to both excite and confuse bond market participants at varying points, and in varying sectors, since the beginning of the investment period in May 2003.

The period began with the financial markets focused on the war in Iraq. The associated uncertainty led to higher demand for bonds, particularly within the Treasury market, as investors sought solace in a flight to quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May, the Federal Reserve had commented on the "possibility of an unwelcome, substantial fall in inflation." Many bond investors, convinced the Fed was taking rates to zero, drove yields down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed's primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These

LETTER TO SHAREHOLDERS continued

worries were compounded by optimistic GDP (Gross Domestic Product) forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. Thus, the "deflation trade" in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

The bond market began to stabilize as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. This was a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, investors in municipal bonds also experienced heightened concerns related to the changes in the tax laws, which were initially perceived as a potential threat to their market. After careful consideration, though, many investors became convinced that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. A second concern involved the poor financial condition of many states and local governments. Yet just as these concerns were reaching a crescendo, economic growth picked up significantly and tax receipts climbed, improving the financial conditions of many of these entities.

As economic growth strengthened, investors in corporate bonds benefited from the combination of stronger balance sheets, improving credit quality, declining default rates, and the outlook for growth in GDP and corporate profits. In addition, the many steps taken to improve corporate credibility rallied many investors to the credit markets, where many risk appropriate investors successfully searched for improved returns in the high yield market.

Throughout the investment period, the Federal Reserve attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed's statements ranged from maintaining policy accommodation for a "considerable period" to one of being "measured" in its approach to remove this monetary stimulus. In addition,

LETTER TO SHAREHOLDERS continued

central bankers tried to be even more clear in a variety of speeches and public testimonies, as the Fed continued to display an unusually strong effort in clarifying its upcoming changes in monetary policy. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, as investors feared a repeat of the experiences in 1994. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. However, the price of oil remains a wild card, as sustained high oil prices will eventually embed a higher level of manufacturing and service cost in the economy.

We encourage investors to maintain their diversified, long-term strategies within their fixed income portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Effective August 1, 2004, the Fund's investment strategy will be amended to permit the following:
  The portion of the Fund invested in US Government securities may engage in transactions that create leverage, including certain types of mortgage dollar rolls and TBA mortgage securities, with up to 30% of that portion of the Fund's assets. A mortgage dollar roll transaction allows the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.
  The portion of the Fund invested in developed market international bonds may also enter into foreign currency exchange contracts, including those entered into for the purposes of cross hedging, proxy hedging and creating a net long position versus a foreign currency. These transactions are designed to maximize risk-adjusted performance or to control risk.
The Fund's prospectus will be supplemented to include these changes.

FUND AT A GLANCE

as of April 30, 2004

MANAGEMENT TEAM

Dana Erikson, CFA
High Yield Bond Team
Lead Manager

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/14/1987

	Class A	Class B	Class C	Class I
Class inception date	4/14/1987	2/1/1993	2/1/1993	1/13/1997

Nasdaq symbol	EKSAX	EKSBX	EKSCX	EKSYX

Average annual return*

1 year with sales charge	1.25%	0.58%	4.51%	N/A

1 year w/o sales charge	6.24%	5.49%	5.49%	6.56%

5 year	5.72%	5.68%	5.98%	7.21%

10 year	5.82%	5.55%	5.53%	6.43%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Strategic Income Fund Class A shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 6.24% for the twelve-month period ended April 30, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Lehman Brothers Aggregate Bond Index (LBABI), returned 1.82%.

The period was characterized as relatively volatile for U.S. high grade fixed income securities. However, it was quite positive for high-grade foreign government bonds denominated in local currencies, as well as for emerging market and high yield bonds, classes in which the fund participates. These asset classes benefited from the dearth of yield bearing opportunities on the investment horizon in the U.S. and by solid improvements in the overall credit quality of high yield and emerging market issuers. The rally in high yield, emerging market bonds and foreign currencies, peaked in mid-February 2004, and was followed by generally weak returns, with the most pertinent indexes providing negative returns in the last two and half months ended April 2004.

The fund's out-performance against the benchmark was largely a function of its exposure to the high yield bond market, emerging market bonds and foreign government bonds denominated in currencies other than the U.S. dollar. Throughout the fiscal year, the portfolio was overweighted in foreign government bonds denominated in local currencies, high yield and emerging market bonds, while remaining underweight in U.S. government bonds. The expectation was that low U.S. interest rates and a weakening U.S. dollar would improve global economic growth, positively impacting the fundamentals of commodity producing countries, prices of commodities and foreign currencies. All of these markets had very high returns for the fiscal year ended April 30, 2004, as they benefited from low interest rates in the U.S. and a weakening U.S. dollar. Although the fund underweighted U.S. government bonds, its required exposure to the sector detracted from the fund's performance relative to its benchmark.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate, and credit risks that are associated with the individual bonds held by the fund.

All data is as of April 30, 2004, and subject to change.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS A	2004[1]	2003[1]	2002[2]	2001[1]	2000
Net asset value, beginning of period	$6.50	$5.83	$5.74	$6.12	$6.79
Income from investment operations
Net investment income	0.34	0.38	0.35	0.52	0.53
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.07	0.68	0.16	-0.40	-0.63
Total from investment operations	0.41	1.06	0.51	0.12	-0.10
Distributions to shareholders from
Net investment income	-0.37	-0.39	-0.32	-0.40	-0.49
Net realized gains	-0.16	0	0	0	0
Tax basis return of capital	0	0	-0.10	-0.10	-0.08
Total distributions to shareholders	-0.53	-0.39	-0.42	-0.50	-0.57
Net asset value, end of period	$6.38	$6.50	$5.83	$5.74	$6.12
Total return[3]	6.24%	18.79%	9.37%	2.09%	-1.58%
Ratios and supplemental data
Net assets, end of period (thousands)	$202,017	$173,842	$130,934	$122,223	$129,885
Ratios to average net assets
Expenses[4]	1.21%	1.19%	1.23%	0.87%	0.72%
Net investment income	5.10%	6.31%	6.02%	8.06%	8.36%
Portfolio turnover rate	129%	129%	304%	322%	187%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies , and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.45%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS B	2004[1]	2003	2002[2]	2001[1]	2000
Net asset value, beginning of period	$6.52	$5.85	$5.75	$6.14	$6.81
Income from investment operations
Net investment income	0.29	0.34	0.29	0.48	0.49
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.07	0.67	0.19	-0.41	-0.64
Total from investment operations	0.36	1.01	0.48	0.07	-0.15
Distributions to shareholders from
Net investment income	-0.32	-0.34	-0.28	-0.36	-0.44
Net realized gains	-0.16	0	0	0	0
Tax basis return of capital	0	0	-0.10	-0.10	-0.08
Total distributions to shareholders	-0.48	-0.34	-0.38	-0.46	-0.52
Net asset value, end of period	$6.40	$6.52	$5.85	$5.75	$6.14
Total return[3]	5.49%	17.87%	8.74%	1.18%	-2.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$113,115	$107,968	$77,471	$83,347	$104,110
Ratios to average net assets
Expenses[4]	1.91%	1.94%	1.98%	1.61%	1.47%
Net investment income	4.40%	5.54%	5.27%	7.34%	7.60%
Portfolio turnover rate	129%	129%	304%	322%	187%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.03; an increase in net realized gains or losses per share of $0.03; and a decrease to the ratio of net investment income to average net assets of 0.45%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS C	2004[1]	2003[1]	2002[2]	2001[1]	2000
Net asset value, beginning of period	$6.51	$5.84	$5.75	$6.13	$6.80
Income from investment operations
Net investment income	0.29	0.34	0.32	0.46	0.49
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.07	0.67	0.15	-0.38	-0.64
Total from investment operations	0.36	1.01	0.47	0.08	-0.15
Distributions to shareholders from
Net investment income	-0.32	-0.34	-0.28	-0.36	-0.44
Net realized gains	-0.16	0	0	0	0
Tax basis return of capital	0	0	-0.10	-0.10	-0.08
Total distributions to shareholders	-0.48	-0.34	-0.38	-0.46	-0.52
Net asset value, end of period	$6.39	$6.51	$5.84	$5.75	$6.13
Total return[3]	5.49%	17.89%	8.56%	1.35%	-2.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$89,236	$68,207	$22,554	$16,746	$14,655
Ratios to average net assets
Expenses[4]	1.91%	1.93%	1.98%	1.63%	1.47%
Net investment income	4.40%	5.66%	5.25%	7.26%	7.61%
Portfolio turnover rate	129%	129%	304%	322%	187%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.45%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS I1	2004[2]	2003[2]	2002[3]	2001[2]	2000
Net asset value, beginning of period	$6.40	$5.74	$5.65	$6.02	$6.63
Income from investment operations
Net investment income	0.35	0.41	0.35	0.51	0.55
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.07	0.64	0.17	-0.37	-0.59
Total from investment operations	0.42	1.05	0.52	0.14	-0.04
Distributions to shareholders from
Net investment income	-0.38	-0.39	-0.33	-0.41	-0.49
Net realized gains	-0.16	0	0	0	0
Tax basis return of capital	0	0	-0.10	-0.10	-0.08
Total distributions to shareholders	-0.54	-0.39	-0.43	-0.51	-0.57
Net asset value, end of period	$6.28	$6.40	$5.74	$5.65	$6.02
Total return	6.56%	19.09%	9.67%	2.41%	-0.61%
Ratios and supplemental data
Net assets, end of period (thousands)	$26,711	$13,406	$1,779	$1,584	$1,386
Ratios to average net assets
Expenses[4]	0.91%	0.94%	0.98%	0.62%	0.47%
Net investment income	5.42%	6.75%	6.27%	8.30%	8.63%
Portfolio turnover rate	129%	129%	304%	322%	187%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   As required, effective May 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.03; an increase in net realized gains or losses per share of $0.03; and a decrease to the ratio of net investment income to average net assets of 0.45%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS 35.3%
CONSUMER DISCRETIONARY 10.7%
Auto Components 1.7%
Collins & Aikman Products Co., 10.75%, 12/31/2011	$ 1,580,000	$ 1,643,200
Dana Corp., 9.00%, 08/15/2011	1,300,000	1,540,500
HLI Operating, Inc., 10.50%, 06/15/2010	975,000	1,106,625
RJ Tower Corp., 12.00%, 06/01/2013 (p)	580,000	569,850
Tenneco Automotive, Inc., 10.25%, 07/15/2013	1,095,000	1,267,463
TRW Automotive, Inc., 9.375%, 02/15/2013	1,160,000	1,334,000
7,461,638
Hotels, Restaurants & Leisure 2.4%
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	290,000	323,350
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009 (p)	1,100,000	1,161,875
Equinox Holdings, Inc., 9.00%, 12/15/2009 144A (p)	1,500,000	1,560,000
Friendly Ice Cream Corp., 8.375%, 06/15/2012 144A	1,005,000	1,032,637
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	1,135,000	1,254,175
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	1,000,000	1,167,500
MTR Gaming Group, Inc., 9.75%, 04/01/2010 (p)	1,000,000	1,067,500
Premier Entertainment Biloxi LLC, 10.75%, 02/01/2012 144A	280,000	303,800
Venetian Casino Resort LLC, 11.00%, 06/15/2010	2,000,000	2,350,000
10,220,837
Household Durables 1.0%
Amscan Holdings, Inc., 8.75%, 05/01/2014 144A	700,000	714,000
Meritage Corp., 9.75%, 06/01/2011	500,000	559,375
Standard Pacific Corp., 7.75%, 03/15/2013	500,000	521,250
Technical Olympic USA, Inc., 9.00%, 07/01/2010	850,000	896,750
WCI Communities, Inc., 9.125%, 05/01/2012 (p)	1,300,000	1,423,500
4,114,875
Leisure Equipment & Products 0.5%
Hockey Co., 11.25%, 04/15/2009	675,000	806,625
ICON Health & Fitness, Inc., 11.25%, 04/01/2012	1,100,000	1,243,000
2,049,625
Media 3.3%
Affinity Group, Inc., 9.00%, 02/15/2012 144A	1,620,000	1,717,200
AMC Entertainment, Inc., 9.875%, 02/01/2012	1,100,000	1,193,500
CCO Holdings LLC, 8.75%, 11/15/2013 144A	2,000,000	1,980,000
Cinemark USA, Inc., 9.00%, 02/01/2013	150,000	165,000
CSC Holdings, Inc., 7.625%, 04/01/2011	835,000	872,575
Dex Media East LLC, 12.125%, 11/15/2012	1,000,000	1,165,000
Dex Media West LLC, 9.875%, 08/15/2013 144A	1,000,000	1,100,000
Emmis Communications Corp.:
Ser. B, 8.125%, 03/15/2009	170,000	178,288
Sr. Disc. Note, Step Bond, 0.00%, 3/15/2011 †	1,830,000	1,839,150
Emmis Operations Co., 6.875%, 05/15/2012 144A #	2,125,000	2,130,312
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Paxson Communications Corp.:
10.75%, 07/15/2008	$ 1,250,000	$ 1,325,000
Sr. Disc. Note, Step Bond, 0.00%, 01/15/2009 †	650,000	567,125
14,233,150
Multi-line Retail 0.0%
Saks, Inc., 9.875%, 10/01/2011	135,000	161,663
Specialty Retail 1.8%
FTD, Inc., 7.75%, 02/15/2014 144A	2,000,000	1,990,000
General Nutrition Centers, Inc., 8.50%, 12/01/2010 144A	1,500,000	1,575,000
Group 1 Automotive, Inc., 8.25%, 08/15/2013	750,000	823,125
Mothers Work, Inc., 11.25%, 08/01/2010	795,000	840,712
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011	1,100,000	1,265,000
United Auto Group, Inc., 9.625%, 03/15/2012	1,300,000	1,459,250
7,953,087
CONSUMER STAPLES 2.4%
Food & Staples Retailing 0.8%
Michael Foods, Inc., 8.00%, 11/15/2013 144A	900,000	950,625
Rite Aid Corp.:
9.50%, 02/15/2011	600,000	676,500
12.50%, 09/15/2006	1,400,000	1,617,000
3,244,125
Food Products 0.5%
Chiquita Brands International, Inc., 10.56%, 03/15/2009	750,000	824,062
Dole Food Co., Inc., 7.25%, 06/15/2010	1,000,000	1,012,500
Seminis Vegetable Seeds, Inc., 10.25%, 10/01/2013 144A	285,000	317,775
2,154,337
Household Products 0.1%
Solo Cup Co., 8.50%, 02/15/2014 144A	490,000	507,150
Personal Products 0.6%
Playtex Products, Inc., 8.00%, 03/01/2011 144A	2,500,000	2,637,500
Tobacco 0.4%
North Atlantic Trading, Inc., 9.25%, 03/01/2012 144A	1,735,000	1,765,363
ENERGY 4.1%
Energy Equipment & Services 1.1%
General Maritime Corp., 10.00%, 03/15/2013	1,115,000	1,259,950
NRG Energy, Inc., 8.00%, 12/15/2013 144A	1,450,000	1,468,125
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	2,000,000	2,155,000
4,883,075
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil & Gas 3.0%
Chesapeake Energy Corp., 6.875%, 01/15/2016	$ 1,620,000	$ 1,652,400
El Paso Energy Partners LP, 8.50%, 06/01/2011	804,000	892,440
El Paso Production Holding Co., 7.75%, 06/01/2013	1,300,000	1,241,500
Evergreen Resources, Inc., 5.875%, 03/15/2012 144A	420,000	417,900
Exco Resources, Inc., 7.25%, 01/15/2011 144A	225,000	228,375
Gulfterra Energy Partners LP, Ser. B, 6.25%, 06/01/2010	1,200,000	1,248,000
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	750,000	836,250
Petroleum Geo Services, 10.00%, 11/05/2010	2,500,000	2,737,500
Plains Exploration & Production Co., 8.75%, 07/01/2012 (p)	1,300,000	1,436,500
Premcor Refining Group, Inc., 6.75%, 05/01/2014	1,500,000	1,500,000
Tri-Union Development Corp., 12.50%, 06/01/2006 +	908,500	681,375
12,872,240
FINANCIALS 5.2%
Diversified Financial Services 3.5%
Arch Western Finance LLC, 6.75%, 07/01/2013 144A	1,500,000	1,552,500
Nalco Finance Holdings LLC, Sr. Disc. Note, Step Bond, 0.00%,
02/01/2009 144A †	1,265,000	803,275
Ship Finance International, Ltd., 8.50%, 12/15/2013 144A	865,000	839,050
Trac-X North America High Yield, 8.00%, 03/25/2009 144A (p)	12,000,000	11,730,000
14,924,825
Insurance 0.3%
Crum & Forster Holding Corp., 10.375%, 06/15/2013	1,300,000	1,443,000
Real Estate 1.4%
HMH Properties, Inc., Ser. J, 7.125%, 11/01/2013 REIT	1,500,000	1,530,000
La Quinta Corp., 8.875%, 03/15/2011 REIT	520,000	579,800
LNR Property Corp., 7.625%, 07/15/2013	920,000	952,200
Lyon William Homes, Inc., 7.50%, 02/15/2014 144A	2,000,000	2,010,000
Universal City Development Partners, 11.75%, 04/01/2010	885,000	1,026,600
6,098,600
HEALTH CARE 1.3%
Health Care Equipment & Supplies 0.8%
Kinetic Concepts, Inc., 7.375%, 05/15/2013	325,000	342,875
NeighborCare, Inc., 6.875%, 11/15/2013 144A	1,125,000	1,153,125
Norcross Safety Products LLC, Ser. B, 9.875%, 08/15/2011	700,000	752,500
Universal Hospital Services, Inc., 10.125%, 11/01/2011 144A	1,050,000	1,123,500
3,372,000
Health Care Providers & Services 0.2%
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	845,000	986,538
Pharmaceuticals 0.3%
Alpharma, Inc., 8.625%, 05/01/2011 144A	1,050,000	1,107,750
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS 2.9%
Commercial Services & Supplies 1.5%
Allied Waste North America, Inc.:
6.50%, 11/15/2010 144A	$ 450,000	$ 452,250
7.375%, 04/15/2014 144A (p)	4,370,000	4,359,075
Coinmach Corp., 9.00%, 02/01/2010	560,000	596,400
Geo Group, Inc., 8.25%, 07/15/2013	390,000	407,550
United Rentals North America, Inc., 6.50%, 02/15/2012 144A	900,000	873,000
6,688,275
Machinery 1.2%
AGCO Corp., 8.50%, 03/15/2006	1,100,000	1,108,250
CNH Global N.V., 9.25%, 08/01/2011 144A	1,500,000	1,680,000
SPX Corp., 7.50%, 01/01/2013	665,000	706,562
Terex Corp., 7.375%, 01/15/2014 144A	1,440,000	1,508,400
5,003,212
Transportation Infrastructure 0.2%
Sea Containers, Ltd., 10.50%, 05/15/2012 #	855,000	844,313
INFORMATION TECHNOLOGY 0.2%
IT Services 0.2%
Stratus Technologies, Inc., 10.375%, 12/01/2008 144A	1,000,000	1,000,000
MATERIALS 5.0%
Chemicals 2.0%
Acetex Corp., 10.875%, 08/01/2009	1,000,000	1,105,000
Equistar Chemicals LP, 10.625%, 05/01/2011 (p)	745,000	838,125
Ethyl Corp., 8.875%, 05/01/2010	250,000	271,250
FMC Corp., 10.25%, 11/01/2009	920,000	1,090,200
HMP Equity Holdings Corp., 0.00%, 05/15/2008 144A (n)	1,000,000	600,000
Huntsman Advanced Materials LLC, 11.625%, 10/15/2010	940,000	1,038,700
Huntsman International LLC, 9.875%, 03/01/2009	1,300,000	1,452,750
Lyondell Chemical Co., 9.50%, 12/15/2008	1,000,000	1,050,000
Noveon, Inc., Ser. B, 11.00%, 02/28/2011	940,000	1,099,800
8,545,825
Containers & Packaging 1.3%
Graphic Packaging International, Inc., 9.50%, 08/15/2013	1,000,000	1,130,000
Jarden Corp., 9.75%, 05/01/2012	1,300,000	1,469,000
Jefferson Smurfit Group, 7.50%, 06/01/2013	1,300,000	1,352,000
Owens-Brockway Glass Container, Inc., 8.75%, 11/15/2012	1,300,000	1,426,750
5,377,750
Metals & Mining 1.2%
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 02/01/2014 144A (p)	820,000	742,100
7.50%, 11/15/2006 (p)	1,200,000	1,242,000
10.125%, 02/01/2010	1,680,000	1,856,400
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Metals & Mining continued
Massey Energy Co., 6.625%, 11/15/2010	$ 670,000	$ 676,700
Peabody Energy Corp., 6.875%, 03/15/2013	440,000	459,800
U.S. Steel Corp., 10.75%, 08/01/2008 (p)	325,000	381,875
5,358,875
Paper & Forest Products 0.5%
Georgia Pacific Corp.:
8.00%, 01/15/2024 144A	420,000	443,100
8.125%, 05/15/2011 (p)	1,600,000	1,812,000
2,255,100
TELECOMMUNICATION SERVICES 2.4%
Diversified Telecommunication Services 0.6%
FairPoint Communications, Inc., 12.50%, 05/01/2010 (p)	1,040,000	1,149,200
RCN Corp., 12.50%, 06/30/2008 (h)	1,328,076	1,361,277
2,510,477
Wireless Telecommunications Services 1.8%
American Towers, Inc., 7.25%, 12/01/2011 144A	2,500,000	2,568,750
AT&T Wireless Services, Inc., 7.875%, 03/01/2011	2,300,000	2,652,749
Nextel Communications, Inc.:
6.875%, 10/31/2013 (p)	568,000	576,520
7.375%, 08/01/2015	2,000,000	2,087,500
7,885,519
UTILITIES 1.1%
Multi-Utilities & Unregulated Power 1.1%
AES Corp., 9.50%, 06/01/2009 (p)	2,005,000	2,155,375
Reliant Resources, Inc.:
9.25%, 07/15/2010	1,300,000	1,397,500
9.50%, 07/15/2013	1,000,000	1,090,000
4,642,875
Total Corporate Bonds (cost $144,778,524)		152,303,599
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 4.8%
FINANCIALS 3.6%
Commercial Banks 3.6%
Realkredit Danmark, 4.00%, 01/01/2008, DKK	94,333,000	15,501,013
MATERIALS 1.2%
Chemicals 0.8%
Nalco Co., 9.00%, 11/15/2013, EUR	3,000,000	3,618,103
Containers & Packaging 0.4%
Crown European Holdings SA, 10.25%, 03/01/2011, EUR	1,300,000	1,735,994
Total Foreign Bonds-Corporate (cost $21,336,890)		20,855,110
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 22.5%
Australia, 10.00%, 10/15/2007, AUD	11,050,000	$ 9,055,597
Canada:
4.40%, 03/15/2008, CAD	5,200,000	3,898,369
5.75%, 09/01/2006, CAD	3,800,000	2,950,973
6.00%, 06/01/2008, CAD	8,870,000	7,053,364
Hungary:
7.75%, 04/12/2005, HUF	600,000,000	2,790,204
8.50%, 10/12/2005, HUF	2,355,500,000	10,954,575
New Zealand:
6.50%, 02/15/2005, NZD	6,500,000	4,084,081
8.00%, 11/15/2006, NZD	23,050,000	15,139,208
Norway, 6.00%, 05/16/2011, NOK	25,000,000	3,941,622
Poland, 5.00%, 10/24/2013, PLN	27,000,000	5,746,508
Slovakia, 4.95%, 03/05/2008, SKK	140,000,000	4,169,860
Sweden:
3.50%, 04/20/2006, SEK	61,125,000	8,094,617
8.00%, 08/15/2007, SEK	79,500,000	11,852,655
United Kingdom, 4.50%, 03/07/2007, GBP	4,000,000	7,061,320
Total Foreign Bonds-Government (cost $94,603,573)		96,792,953
MORTGAGE-BACKED SECURITIES 0.1%
GNMA:
6.00%, 06/15/2031-09/15/2031	$ 173,414	177,904
7.50%, 04/15/2030-02/15/2031	206,482	221,860
8.00%, 10/15/2030	3,878	4,233
Total Mortgage-Backed Securities (cost $391,898)		403,997
U.S. TREASURY OBLIGATIONS 15.9%
U.S. Treasury Notes:
1.625%, 09/30/2005	26,000,000	25,907,596
2.625%, 05/15/2008	14,000,000	13,640,158
3.25%, 08/15/2007	13,074,000	13,186,358
4.25%, 11/15/2013	10,000,000	9,813,290
4.375%, 05/15/2007 ##	5,246,000	5,472,029
5.875%, 11/15/2004	460,000	471,411
Total U.S. Treasury Obligations (cost $69,041,504)		68,490,842
YANKEE OBLIGATIONS-CORPORATE 4.1%
CONSUMER DISCRETIONARY 0.3%
Media 0.3%
IMAX Corp., 9.625%, 12/01/2010 144A	1,300,000	1,319,500
FINANCIALS 0.3%
Commercial Banks 0.3%
BBVA Bancomer Capital Trust, 10.50%, 02/16/2011	1,250,000	1,401,562
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE continued
INDUSTRIALS 0.7%
Commercial Services & Supplies 0.5%
Stena AB, 7.50%, 11/01/2013	$ 2,000,000	$ 2,090,000
Marine 0.2%
CP Ships, Ltd., 10.375%, 07/15/2012	675,000	786,375
MATERIALS 0.2%
Containers & Packaging 0.1%
Crown European Holdings SA, 9.50%, 03/01/2011	500,000	563,125
Paper & Forest Products 0.1%
Millar Western Forest Products, 7.75%, 11/15/2013 144A	165,000	174,075
TELECOMMUNICATION SERVICES 0.3%
Wireless Telecommunications Services 0.3%
Rogers Wireless, Inc.:
6.375%, 03/01/2014 144A	465,000	439,425
9.625%, 05/01/2011	745,000	863,269
1,302,694
UTILITIES 2.3%
Electric Utilities 0.4%
Enersis SA, 7.375%, 01/15/2014 144A	1,800,000	1,775,297
Gas Utilities 1.9%
Gazprom, 9.625%, 03/01/2013 144A	7,900,000	8,156,750
Total Yankee Obligations-Corporate (cost $17,543,598)		17,569,378
YANKEE OBLIGATIONS-GOVERNMENT 10.3%
Brazil:
9.25%, 10/22/2010	3,250,000	3,136,250
10.00%, 01/16/2007	1,000,000	1,047,500
Ser. L, 8.00%, 04/15/2014	2,931,925	2,697,371
Colombia:
9.75%, 04/09/2011	3,168,858	3,501,589
10.75%, 01/15/2013	800,000	884,000
Indonesia, 6.75%, 03/10/2014 144A	3,000,000	2,707,500
Mexico:
7.50%, 01/14/2012 (p)	800,000	874,000
8.30%, 08/15/2031	2,200,000	2,366,100
8.375%, 01/14/2011	2,985,000	3,440,212
Peru, 9.125%, 01/15/2008	2,700,000	3,010,500
Philippines, 9.375%, 01/18/2017	7,560,000	7,881,300
Russia:
Ser. V, 3.00%, 05/14/2008	5,500,000	4,864,090
Sr. Disc. Note, Step Bond, 5.00%, 03/31/2007 †	3,000,000	2,752,650
Venezuela:
9.25%, 09/15/2027	1,000,000	835,000
10.75%, 09/19/2013	4,400,000	4,312,000
Total Yankee Obligations-Government (cost $42,651,104)		44,310,062
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Shares	Value

COMMON STOCKS 0.1%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
IMAX Corp. (p) *	39,093	$ 194,253
ENERGY 0.0%
Oil & Gas 0.0%
Tri-Union Development Corp. (h) * +	590	0
Tribo Petroleum Corp., Class A (h) * +	1,000	0
0
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Ono Finance plc 144A * +	2,000	20
Total Common Stocks (cost $305,808)		194,273
WARRANTS 0.0%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Ono Finance plc, Expiring 3/16/2011 144A + *	2,000	20
MATERIALS 0.0%
Chemicals 0.0%
HMP Equity Holdings Corp., Expiring 5/15/2011 144A *	1,000	190,500
TELECOMMUNICATION SERVICES 0.0%
Diversified Telecommunication Services 0.0%
RCN Corp., Expiring 06/30/2013 (h) * +	175,000	0
Total Warrants (cost $382,867)		190,520
SHORT-TERM INVESTMENTS 10.9%
MUTUAL FUND SHARES 10.9%
Evergreen Institutional Money Market Fund (o)	15,357,666	15,357,666
Navigator Prime Portfolio (pp)	31,828,221	31,828,221
Total Short-Term Investments (cost $47,185,887)		47,185,887
Total Investments (cost $438,221,653) 104.0%		448,296,621
Other Assets and Liabilities (4.0%)		(17,217,296)
Net Assets 100.0%		$ 431,079,325
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2004

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid, unless otherwise noted, under guidelines established by the Board of Trustees.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
*	Non-income producing security.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
#	When-issued or delayed delivery security
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
DKK	Danish Krone
GBP	Pound Sterling
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SKK	Slovakia Koruny
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

Assets
Investments in securities, at value (cost $438,221,653) including $31,138,735
of securities loaned	$ 448,296,621
Foreign currency, at value (cost $4,469,305)	4,398,497
Receivable for securities sold	18,684,820
Receivable for Fund shares sold	733,831
Interest receivable	8,184,334
Receivable for closed forward foreign currency exchange contracts	215,197
Unrealized gains on forward foreign currency exchange contracts	187,141
Receivable for securities lending income	5,755
Prepaid expenses and other assets	87,766

Total assets	480,793,962

Liabilities
Dividends payable	851,637
Payable for securities purchased	12,268,602
Payable for Fund shares redeemed	3,920,295
Payable for closed forward foreign currency exchange contracts	128,477
Unrealized losses on forward foreign currency exchange contracts	581,880
Payable for securities on loan	31,828,221
Advisory fee payable	12,826
Distribution Plan expenses payable	21,594
Due to other related parties	16,395
Accrued expenses and other liabilities	84,710

Total liabilities	49,714,637

Net assets	$ 431,079,325

Net assets represented by
Paid-in capital	$ 473,906,343
Undistributed net investment income	4,013,098
Accumulated net realized losses on securities and foreign currency related transactions	(56,368,428)
Net unrealized gains on securities and foreign currency related transactions	9,528,312

Total net assets	$ 431,079,325

Net assets consists of
Class A	$ 202,017,470
Class B	113,115,346
Class C	89,235,666
Class I	26,710,843

Total net assets	$ 431,079,325

Shares outstanding
Class A	31,672,714
Class B	17,679,032
Class C	13,969,422
Class I	4,254,065

Net asset value per share
Class A	$ 6.38
Class A -- Offering price (based on sales charge of 4.75%)	$ 6.70
Class B	$ 6.40
Class C	$ 6.39
Class I	$ 6.28

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2004

Investment income
Interest	$ 26,937,092

Expenses
Advisory fee	1,970,468
Distribution Plan expenses
Class A	590,298
Class B	1,167,188
Class C	869,841
Administrative services fee	426,439
Transfer agent fees	875,495
Trustees' fees and expenses	25,798
Printing and postage expenses	68,316
Custodian and accounting fees	359,346
Registration and filing fees	53,942
Professional fees	35,305
Other	65,886

Total expenses	6,508,322
Less: Expense reductions	(3,617)
Expense reimbursements	(4,293)

Net expenses	6,500,412

Net investment income	20,436,680

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	36,432,967
Foreign currency related transactions	(7,180,303)

Net realized gains on securities and foreign currency related transactions	29,252,664
Net change in unrealized gains or losses on securities and foreign currency related transactions	(27,295,321)
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1,957,343

Net increase in net assets resulting from operations	$ 22,394,023

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2004		2003

Operations
Net investment income		$ 20,436,680		$ 16,636,410
Net realized gains on securities and foreign currency related transactions		29,252,664		4,754,266
Net change in unrealized gains or losses on securities and foreign currency related transactions		(27,295,321)		28,219,401

Net increase in net assets resulting from operations		22,394,023		49,610,077

Distributions to shareholders from
Net investment income
Class A		(10,999,622)		(9,217,057)
Class B		(5,696,610)		(4,966,809)
Class C		(4,247,112)		(2,202,780)
Class I		(1,546,157)		(458,398)
Net realized gains
Class A		(4,697,664)		0
Class B		(2,758,470)		0
Class C		(2,125,608)		0
Class I		(614,261)		0

Total distributions to shareholders		(32,685,504)		(16,845,044)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	10,558,043	69,375,473	8,487,148	51,662,571
Class B	5,160,616	33,950,532	6,708,216	40,780,947
Class C	7,780,021	51,216,021	8,054,040	49,183,588
Class I	1,433,762	9,306,633	840,724	5,020,580

		163,848,659		146,647,686

Net asset value of shares issued in reinvestment of distributions
Class A	1,604,686	10,521,676	975,606	5,929,744
Class B	788,248	5,188,607	459,976	2,804,647
Class C	537,515	3,532,884	183,976	1,129,873
Class I	145,931	940,548	21,899	134,122

		20,183,715		9,998,386

Automatic conversion of Class B shares to Class A shares
Class A	680,069	4,474,534	540,589	3,247,744
Class B	(677,862)	(4,474,534)	(538,733)	(3,247,744)

		0		0

Payment for shares redeemed
Class A	(7,929,281)	(51,756,882)	(5,697,864)	(34,377,442)
Class B	(4,162,066)	(27,254,170)	(3,299,332)	(19,950,381)
Class C	(4,832,223)	(31,650,267)	(1,615,262)	(9,838,968)
Class I	(4,929,827)	(31,100,842)	(614,239)	(3,675,494)

		(141,762,161)		(67,842,285)

Net asset value of shares issued in acquisitions -- Class I	5,508,003	35,677,970	1,537,823	9,114,878

Net increase in net assets resulting from capital share transactions		77,948,183		97,918,665

Total increase in net assets		67,656,702		130,683,698
Net assets
Beginning of period		363,422,623		232,738,925

End of period		$ 431,079,325		$ 363,422,623

Undistributed net investment income		$ 4,013,098		$ 6,166,568

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Strategic Income Fund (the "Fund") is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations

NOTES TO FINANCIAL STATEMENTS continued

resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distribu-

NOTES TO FINANCIAL STATEMENTS continued

tions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to foreign currency gains or losses, certain capital loss carryovers assumed as a result of acquisitions, expiration of capital loss carryovers and premium amortization.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. Prior to April 1, 2004, the Fund paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, which started at 0.41% and declined to 0.16% as the Fund's average daily net assets increased.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended April 30, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $4,293. Total amounts subject to recoupment as of April 30, 2004 were $4,485.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2004, the transfer agent fees were equivalent to an annual rate of 0.21% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended April 30, 2004, the Fund paid brokerage commissions of $173 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. ACQUISITIONS

Effective at the close of business on July 11, 2003, the Fund acquired the net assets of Evergreen Offit Emerging Markets Bond Fund in a tax-free exchange for Class I shares of the Fund. Shares were issued to Class I shares of Evergreen Offit Emerging Markets Bond Fund at an exchange ratio of 1.21 for Class I shares of the Fund. The aggregate net assets of the Fund immediately prior to the acquisition were $404,982,531.

Effective at the close of business on November 8, 2002, the Fund acquired the net assets of OFFIT Total Return Fund in a tax-free exchange for Class I shares of the Fund. Shares were issued to Class I shares of OFFIT Total Return Fund at an exchange ratio of 1.68 for Class I shares of the Fund. The aggregate net assets of the Fund immediately prior to the acquisition were $269,123,098.

These acquisitions were accomplished by a tax-free exchange of the respective shares of the Fund. The value of net assets acquired, unrealized appreciation acquired and aggregate net assets of the Fund immediately after each acquisition were as follows:

	Value of Net		Net Assets of the
Acquired	Assets	Unrealized	Fund After
Fund	Acquired	Appreciation	Acquisition

Evergreen Offit
Emerging Markets
Bond Fund	$ 35,677,970	$ 4,059,467	$ 440,660,501
OFFIT
Total Return Fund	9,114,878	184,130	278,237,976

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2004:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 116,711,875	$ 453,159,394	$ 76,270,682	$ 434,364,374

NOTES TO FINANCIAL STATEMENTS continued

At April 30, 2004, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange	Contracts to	U.S. Value at	In Exchange	Unrealized
Date	Receive	April 30, 2004	for U.S. $	Gain

07/23/2004	17,000,000 Euro	$ 20,315,566	$ 20,128,425	$ 187,141

Forward Foreign Currency Exchange Contracts to Sell:

Exchange	Contracts to	U.S. Value at	In Exchange	Unrealized
Date	Deliver	April 30, 2004	for U.S. $	Loss

07/23/2004	28,900,000 Euro	$ 34,536,463	$ 34,114,283	$ 422,180
07/23/2004	12,000,000 Euro	14,340,400	14,180,700	159,700

During the year ended April 30, 2004, the Fund loaned securities to certain brokers. At April 30, 2004, the value of securities on loan and the value of collateral amounted to $31,138,735 and $31,828,221, respectively. During the year ended April 30, 2004, the Fund earned $38,103 in income from securities lending which is included in interest income on the Statement of Operations.

On April 30, 2004, the aggregate cost of securities for federal income tax purposes was $439,249,226. The gross unrealized appreciation and depreciation on securities based on tax cost was $16,599,495 and $7,552,100, respectively, with a net unrealized appreciation of $9,047,395.

As of April 30, 2004, the Fund had $55,492,772 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2005	2006	2007	2008	2009	2010

$2,862,156	$1,587,670	$1,587,670	$13,834,428	$16,346,913	$19,273,935

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2004, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryover

$ 3,618,359	$ 9,047,395	$ 55,492,772

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and premium amortization.

The tax character of distributions paid for the years ended April 30, 2004 and April 30, 2003 was $32,685,504 and $16,845,044, respectively, of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended April 30, 2004, the Fund had no borrowings under this agreement.

12. SUBSEQUENT EVENT

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Strategic Income Fund, a series of Evergreen Fixed Income Trust, as of April 30, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Strategic Income Fund, as of April 30, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 4, 2004

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton Trustee DOB: 1/10/1952 Term of office since: 2004 Other directorships: None	Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.
Leadership -- With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

Excellence -- We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience -- Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment -- We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.
Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003,Evergreen Investments was ranked third overall.

566662 rv1   6/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen U.S. Government Fund

Evergreen U.S. Government Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	STATEMENT OF CASH FLOWS
19	NOTES TO FINANCIAL STATEMENTS
24	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2004

Dennis H. Ferro President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen U.S. Government Fund, which covers the twelve-month period ended April 30, 2004.

Investors in the fixed income markets experienced alternating periods of risk and reward over the past twelve months. Geopolitical uncertainties, improving economic growth, changes in tax legislation, and an accommodative stance from the Federal Reserve managed to both excite and confuse bond market participants at varying points, and in varying sectors, since the beginning of the investment period in May 2003.

The period began with the financial markets focused on the war in Iraq. The associated uncertainty led to higher demand for bonds, particularly within the Treasury market, as investors sought solace in a flight to quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May, the Federal Reserve had commented on the "possibility of an unwelcome, substantial fall in inflation." Many bond investors, convinced the Fed was taking rates to zero, drove yields down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed's primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These worries were compounded by

1

LETTER TO SHAREHOLDERS continued

optimistic GDP (Gross Domestic Product) forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. Thus, the "deflation trade" in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

The bond market began to stabilize as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. This was a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, investors in municipal bonds also experienced heightened concerns related to the changes in the tax laws, which were initially perceived as a potential threat to their market. After careful consideration, though, many investors became convinced that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. A second concern involved the poor financial condition of many states and local governments. Yet just as these concerns were reaching a crescendo, economic growth picked up significantly and tax receipts climbed, improving the financial conditions of many of these entities.

As economic growth strengthened, investors in corporate bonds benefited from the combination of stronger balance sheets, improving credit quality, declining default rates, and the outlook for growth in GDP and corporate profits. In addition, the many steps taken to improve corporate credibility rallied many investors to the credit markets, where many risk appropriate investors successfully searched for improved returns in the high yield market.

Throughout the investment period, the Federal Reserve attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed's statements ranged from maintaining policy accommodation for a "considerable period" to one of being "measured" in its approach to remove this monetary stimulus. In addition,

2

LETTER TO SHAREHOLDERS continued

central bankers tried to be even more clear in a variety of speeches and public testimonies, as the Fed continued to display an unusually strong effort in clarifying its upcoming changes in monetary policy. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, as investors feared a repeat of the experiences in 1994. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. However, the price of oil remains a wild card, as sustained high oil prices will eventually embed a higher level of manufacturing and service cost in the economy.

We encourage investors to maintain their diversified, long-term strategies within their fixed income portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a new feature that presents a detailed Q&A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

3

FUND AT A GLANCE

as of April 30, 2004

MANAGEMENT TEAM

Lisa Brown Premo
Customized Fixed Income Team
Lead Manager

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.
Morningstar's style box is based on a portfolio date as of 3/31/2004.
The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/11/1993
	Class A	Class B	Class C	Class I

Class inception date	1/11/1993	1/11/1993	9/2/1994	9/2/1993

Nasdaq symbol
	EUSAX	EUSBX	EUSCX	EUSYX

Average annual return*
1 year with sales charge	-4.46%	-5.27%	-1.38%	N/A

1 year w/o sales charge	0.30%	-0.40%	-0.40%	0.60%

5 year	4.36%	4.27%	4.60%	5.65%

10 year	5.71%	5.45%	5.46%	6.50%

Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class I would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen U.S. Government Fund Class A shares, versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).

The LBITGBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 0.30% for the twelve-month period ended April 30, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Lehman Brothers Intermediate Term Government Bond Index (LBITGBI), returned 0.99%.

In a difficult year for the bond market, the fund trailed the LBITGBI. For the fiscal year, returns on securities with maturities of 10 years or longer were negative, while shorter-maturity securities provided marginally positive total returns. However, in the several months during the period which saw evidence of job growth in the economy, the nation's employment expanded by more than 300,000 jobs during March 2004. At the same time, the Labor Department reported similar signs of an expanding economy. It also revised upwardly its estimates of job growth during the two previous months. As a consequence, the bond market began a sharp sell-off, which led to negative returns among virtually all maturities, with securities of maturities between one and five years posting their worst monthly performance in the last quarter century. At the close of the fiscal year, the fund's average maturity was 5 years.

Helping performance considerably was the fund's substantial positions in mortgage-backed securities, which continued to be overweighted relative to the index at the close of the fiscal year on April 30, 2004. We also overweighted corporate bonds, which also helped performance. In an environment of low interest rates and improving corporate balance sheets, the higher yields offered by corporate bonds were attractive to investors.

In a climate in which signs of a strengthened economy led to concerns that interest rates would increase, we underweighted Treasuries, a sector most vulnerable to price loss because of rising rates. At the end of the fiscal year, Treasuries accounted for nearly one fifth of the fund's assets. Another fifth of assets invested in government agency securities. Mortgage-backed securities, which are less vulnerable to rising interest rates, represented more than half of the fund's assets. Over the one-year period, the U.S. Government Fund's duration was, on average, slightly longer than the duration of the LBITGBI, which was a detractor to performance.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate, and credit risks that are associated with the individual bonds held by the fund.

All data is as of April 30, 2004, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS A	2004[1]	2003	2002[2]	2001	2000
Net asset value, beginning of period	$10.22	$9.75	$9.59	$9.15	$9.63
Income from investment operations
Net investment income	0.19	0.39	0.48	0.54	0.55
Net realized and unrealized gains or losses on securities	-0.16	0.43	0.16	0.44	-0.48
Total from investment operations	0.03	0.82	0.64	0.98	0.07
Distributions to shareholders from
Net investment income	-0.29	-0.35	-0.48	-0.54	-0.55
Net asset value, end of period	$9.96	$10.22	$9.75	$9.59	$9.15
Total return[3]	0.30%	8.50%	6.76%	10.98%	0.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$109,172	$146,427	$141,838	$108,073	$91,123
Ratios to average net assets
Expenses[4]	1.01%	0.95%	0.96%	1.00%	0.97%
Net investment income	1.86%	3.81%	4.91%	5.71%	5.89%
Portfolio turnover rate	55%	129%	121%	86%	58%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.22%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS B	2004[1]	2003	2002[2]	2001	2000
Net asset value, beginning of period	$10.22	$9.75	$9.59	$9.15	$9.63
Income from investment operations
Net investment income	0.12	0.31	0.42	0.47	0.48
Net realized and unrealized gains or losses on securities	-0.16	0.43	0.15	0.44	-0.48
Total from investment operations	-0.04	0.74	0.57	0.91	0
Distributions to shareholders from
Net investment income	-0.22	-0.27	-0.41	-0.47	-0.48
Net asset value, end of period	$9.96	$10.22	$9.75	$9.59	$9.15
Total return[3]	-0.40%	7.69%	5.97%	10.15%	0.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$37,270	$59,362	$47,016	$65,533	$82,665
Ratios to average net assets
Expenses[4]	1.71%	1.70%	1.71%	1.75%	1.71%
Net investment income	1.16%	3.04%	4.18%	4.98%	5.11%
Portfolio turnover rate	55%	129%	121%	86%	58%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.01; an increase in net realized gains or losses per share of $0.01; and a decrease to the ratio of net investment income to average net assets of 0.22%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS C	2004[1]	2003	2002[2]	2001	2000
Net asset value, beginning of period	$10.22	$9.75	$9.59	$9.15	$9.63
Income from investment operations
Net investment income	0.12	0.31	0.41	0.47	0.48
Net realized and unrealized gains or losses on securities	-0.16	0.43	0.16	0.44	-0.48
Total from investment operations	-0.04	0.74	0.57	0.91	0
Distributions to shareholders from
Net investment income	-0.22	-0.27	-0.41	-0.47	-0.48
Net asset value, end of period	$9.96	$10.22	$9.75	$9.59	$9.15
Total return[3]	-0.40%	7.69%	5.97%	10.15%	0.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$14,207	$26,013	$14,212	$11,188	$4,740
Ratios to average net assets
Expenses[4]	1.71%	1.70%	1.71%	1.74%	1.71%
Net investment income	1.17%	2.99%	4.15%	4.90%	5.12%
Portfolio turnover rate	55%	129%	121%	86%	58%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.22%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
CLASS I1	2004[2]	2003	2002[3]	2001	2000
Net asset value, beginning of period	$10.22	$9.75	$9.59	$9.15	$9.63
Income from investment operations
Net investment income	0.22	0.41	0.50	0.56	0.57
Net realized and unrealized gains or losses on securities	-0.16	0.43	0.16	0.44	-0.48
Total from investment operations	0.06	0.84	0.66	1.00	0.09
Distributions to shareholders from
Net investment income	-0.32	-0.37	-0.50	-0.56	-0.57
Net asset value, end of period	$9.96	$10.22	$9.75	$9.59	$9.15
Total return	0.60%	8.77%	7.02%	11.25%	1.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$427,356	$489,565	$327,753	$263,619	$231,417
Ratios to average net assets
Expenses[4]	0.71%	0.70%	0.71%	0.75%	0.71%
Net investment income	2.15%	4.02%	5.16%	5.97%	6.12%
Portfolio turnover rate	55%	129%	121%	86%	58%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.22%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

April 30, 2004

	Principal Amount	Value

ASSET-BACKED SECURITIES 3.4%
Pinstripe I CDO, Ltd., Ser. 1A, Class B1, 1.97%, 05/01/2036 144A (h)	$ 8,000,000	$ 7,880,000
SLMA:
Ser. 1997-4, Class A2, FRN, 1.699%, 10/25/2010	5,529,760	5,599,653
Ser. 1998-1, Class A2, FRN, 1.709%, 10/25/2011	6,264,202	6,339,357
Total Asset-Backed Securities (cost $19,795,253)		19,819,010
COLLATERALIZED MORTGAGE OBLIGATIONS 35.5%
Banc America Large Loan, Inc., Ser. 2001-7WTA, Class G, 2.60%,
01/27/2006 144A (h)	8,000,000	7,435,000
Commerce 2003, Ser. 2003-FL9, Class E, 2.09%, 11/15/2015 144A	3,000,000	2,998,863
Country Wide Alternative Loan Trust:
Class A6, 5.75%, 02/25/2034 (h)	5,000,000	4,974,073
Class M, 5.659%, 03/25/2034 (h)	11,951,434	11,714,169
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2002-FL1,
Class C, 2.39%, 01/11/2010 144A	5,103,684	5,113,217
FHLMC:
Class A2, 2.503%, 11/15/2008 (h)	7,639,694	7,562,229
Ser. 1370, Class JA, 2.275%, 09/15/2022	553,690	564,091
Ser. 1498, Class I, 2.275%, 04/15/2023	470,405	478,879
Ser. 1533, Class FA, 2.225%, 06/15/2023	128,593	131,235
Ser. 1616, Class FB, 2.741%, 11/15/2008 ##	3,077,961	3,091,786
Ser. 1671, Class TA, 1.625%, 02/15/2024 ##	2,244,730	2,258,078
Ser. 2030, Class F, 1.594%, 02/15/2028 ##	2,399,669	2,410,308
Ser. 2181, Class PF, 1.494%, 05/15/2029 ##	1,233,263	1,238,282
Ser. 2228, Class PE, 7.50%, 04/15/2030	383,662	400,807
Ser. 2262, Class Z, 7.50%, 10/15/2030	451,773	471,531
Ser. 2310, Class PC, 6.50%, 01/15/2030	182,390	182,809
Ser. 2314, Class PC, 6.50%, 11/15/2029	136,697	137,124
Ser. 2341, Class PE, 6.50%, 03/15/2030	239,364	240,691
Ser. 2359, Class PC, 6.00%, 07/15/2015	655,142	667,184
Ser. 2367, Class BC, 6.00%, 04/15/2016	344,014	353,265
Ser. 2374, Class PD, 5.50%, 04/15/2014	136,180	137,205
Ser. 2380, Class FL, 1.69%, 11/15/2031 ##	9,216,935	9,397,606
Ser. 2395, Class FD, 1.69%, 05/15/2029 ##	3,606,076	3,656,074
Ser. 2481, Class FE, 2.094%, 03/15/2032 (h)	6,283,228	6,390,730
Ser. 2691, Class FC, 1.794%, 10/15/2033 ##	4,794,000	4,813,830
Ser. SF1, Class A2, 2.383%, 11/15/2008 (h)	11,000,000	10,836,694
FNMA:
Ser. 1993-174, Class FD, 2.691%, 09/25/2008	954,905	954,053
Ser. 1993-221, Class FH, 2.194%, 12/25/2008 ##	4,872,518	4,968,162
Ser. 1997-34, Class F, 1.744%, 10/25/2023	7,586,001	7,672,237
Ser. 1997-49, Class F, 1.594%, 06/17/2027	1,625,711	1,633,915
Ser. 1999-49, Class F, 1.49%, 05/25/2018	2,570,860	2,583,529
Ser. 2000-32, Class FM, 1.54%, 10/18/2030	1,394,609	1,401,613
Ser. 2001-53, Class CF, 1.49%, 10/25/2031	853,534	855,679
Ser. 2002-13, Class FE, 1.99%, 02/27/2031	3,395,838	3,455,866
Ser. 2002-67, Class FA, 2.09%, 11/25/2032	5,619,304	5,735,818
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	6,865,284	7,393,052
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS continued
FNMA:
Ser. 2002-T16, Class A1, 6.50%, 07/25/2042	$ 9,978,178	$ 10,464,614
Ser. 2002-W3, Class A5, 7.50%, 01/25/2028	1,325,121	1,426,990
Ser. 2002-W5, Class A7, 6.25%, 08/25/2030 ##	19,480,000	20,454,004
Ser. 2002-W8, Class A4, 7.00%, 06/25/2017	9,725,461	10,345,459
Ser. 2003-W1, Class 1A-1, 6.50%, 12/25/2042	3,073,027	3,209,504
Ser. 2003-W6, Class 3A, 6.50%, 09/25/2042 #	14,569,374	15,250,982
Ser. G93, Class FH, 2.244%, 04/25/2023	395,753	406,369
GNMA:
Ser. 2000-12, Class FQ, 1.74%, 06/16/2029	2,355,066	2,363,468
Ser. 2000-36, Class FG, 1.591%, 11/20/2030	1,641,763	1,648,791
Greenwich Capital Acceptance, Inc., Ser. 2001-ZC1A, Class A,
6.355%, 06/12/2006 144A (h)	3,380,660	3,521,067
LB-UBS Comml. Mtge. Trust, Ser. 2000-C4, Class A1, 7.18%,
09/15/2019	496,896	544,561
Lehman Brothers Comml. Mtge. Trust, Ser. 2002-LLFA, Class G, 2.10%,
06/14/2017 144A	6,785,000	6,792,195
Morgan Stanley Dean Witter Capital I:
Ser. 1998-XL1, Class A2, 6.45%, 06/03/2030	800,000	835,409
Ser. 2002-HQ, Class A1, 4.59%, 04/15/2034	1,259,511	1,295,277
PNC Mtge. Securities Corp.:
Ser. 1998-4, Class CB3, 6.85%, 05/25/2028	2,555,723	2,567,080
Ser. 1999-1, Class CB2, 6.79%, 03/25/2029	2,498,288	2,554,900
Residential Funding Mtge. Securities, Ser. 1995-J4, Class 1,
6.567%, 05/28/2025 144A (h)	686,921	686,921
Total Collateralized Mortgage Obligations (cost $209,266,500)		208,677,275
CORPORATE BONDS 7.4%
FINANCIALS 6.3%
Capital Markets 1.5%
Goldman Sachs & Co., Inc., 3.875%, 01/15/2009	4,000,000	3,942,336
Morgan Stanley Co., Inc., 4.75%, 04/01/2014	5,000,000	4,680,475
8,622,811
Commercial Banks 0.6%
Westpac Capital Trust IV, 5.256%, 12/29/2049 144A	4,000,000	3,767,004
Consumer Finance 0.1%
General Electric Capital Corp., 5.45%, 01/15/2013	500,000	512,817
Diversified Financial Services 0.9%
Citigroup, Inc., 5.625%, 08/27/2012	5,000,000	5,222,405
Insurance 2.4%
Aegon NV, 4.75%, 06/01/2013	5,000,000	4,868,970
AIG SunAmerica Global Financing VI, 6.30%, 05/10/2011 144A	4,000,000	4,329,532
Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013 144A	5,000,000	4,844,215
14,042,717
Thrifts & Mortgage Finance 0.8%
Meridian Capital Group LLC, 1.59%, 04/15/2009 144A	5,000,000	4,999,565
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES 1.1%
Diversified Telecommunication Services 1.1%
Verizon Global Funding Corp., 6.875%, 06/15/2012	$ 6,000,000	$ 6,663,636
Total Corporate Bonds (cost $45,000,201)		43,830,955
MORTGAGE-BACKED SECURITIES 55.0%
FHLMC:
2.85%, 02/23/2007 (p)	10,000,000	9,888,890
5.00%, TBA #	109,700,000	108,559,510
5.50%, TBA #	61,500,000	61,753,125
6.00%, 12/01/2033 ##	9,384,507	9,607,443
6.50%, 04/01/2011-09/01/2028	12,549,515	13,241,966
7.50%, 05/01/2027-08/01/2028	2,137,675	2,302,114
8.00%, 08/01/2023-11/01/2028	603,309	660,754
9.00%, 01/01/2017	215,890	241,159
9.50%, 09/01/2020	117,694	131,942
10.50%, 12/01/2019	420,529	476,921
FNMA:
2.634%, 01/01/2041 ##	12,000,939	12,177,525
4.00%, 09/02/2008 (p)	10,000,000	10,007,010
4.50%, TBA #	10,000,000	9,843,750
5.125%, 01/02/2014 (p)	6,000,000	5,913,666
5.29%, 04/01/2007	976,406	1,001,038
5.50%, TBA #	20,000,000	19,956,240
5.897%, 04/01/2012 ##	3,430,299	3,689,981
6.00%, 02/01/2008-09/01/2013	1,271,963	1,332,269
6.219%, 08/01/2012 ##	4,177,288	4,580,561
6.28%, 05/01/2011 ##	7,755,268	8,501,625
6.35%, 01/01/2011 ##	2,000,000	2,195,584
6.40%, 08/01/2011 ##	2,545,066	2,797,724
6.50%, 01/01/2024	303,445	317,478
6.634%, 06/01/2040 ##	16,713,365	16,959,291
6.685%, 04/01/2009	82,973	83,232
6.80%, 01/01/2011 ##	3,000,000	3,366,300
7.00%, 11/01/2026-02/01/2032	554,909	587,105
7.50%, 07/01/2023-05/01/2027	1,197,221	1,287,824
8.00%, 10/01/2026-09/01/2028	853,867	930,158
8.50%, 07/01/2029-08/01/2029	119,499	129,354
9.50%, 06/01/2022	145,474	163,310
11.00%, 01/01/2016	206,160	233,252
11.25%, 02/01/2016	246,698	280,932
GNMA:
6.00%, 02/15/2009-03/15/2033	2,806,717	2,891,444
6.50%, 12/15/2025-09/20/2033	1,940,314	2,024,773
7.00%, 12/15/2022-12/15/2032	1,925,409	2,052,641
7.34%, 10/20/2021-09/20/2022	1,166,602	1,256,254
7.50%, 02/15/2022-06/15/2032	1,721,282	1,854,507
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

April 30, 2004

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES continued
GNMA:
8.00%, 09/15/2009	$ 20,144	$ 21,487
10.00%, 12/15/2018	116,616	131,685
Total Mortgage-Backed Securities (cost $325,968,077)		323,431,824
U.S. GOVERNMENT & AGENCY OBLIGATIONS 11.5%
FHLB:
3.25%, 08/15/2005 (p)	5,000,000	5,087,075
5.125%, 03/06/2006 (p)	14,000,000	14,695,674
5.80%, 09/02/2008 ##	2,000,000	2,162,186
FHLMC:
2.875%, 09/15/2005 (p)	5,500,000	5,566,401
5.25%, 01/15/2006 (p)	4,000,000	4,196,008
5.50%, 07/15/2006 (p)	15,000,000	15,927,315
FNMA:
2.125%, 04/15/2006 (p)	15,000,000	14,897,235
2.875%, 10/15/2005 (p)	5,000,000	5,057,945
Total U.S. Government & Agency Obligations (cost $67,718,728)		67,589,839
U.S. TREASURY OBLIGATIONS 8.9%
U.S. Treasury Bonds, 5.375%, 02/15/2031 (p)	24,000,000	24,322,512
U.S. Treasury Notes:
2.00%, 08/31/2005 (p)	1,000,000	1,002,266
2.125%, 08/31/2004	1,000,000	1,003,790
3.50%, 11/15/2006 (p)	2,500,000	2,553,127
4.00%, 02/15/2014 (p)	17,000,000	16,335,946
4.375%, 05/15/2007 (p)	4,000,000	4,172,344
4.625%, 05/15/2006 (p)	2,800,000	2,926,549
Total U.S. Treasury Obligations (cost $53,431,365)		52,316,534

	Shares	Value

SHORT-TERM INVESTMENTS 36.4%
MUTUAL FUND SHARES 36.4%
Evergreen Institutional Money Market Fund (o) ##	76,913,269	76,913,269
Navigator Prime Portfolio (pp)	137,008,812	137,008,812
Total Short-Term Investments (cost $213,922,081)		213,922,081
Total Investments (cost $935,102,205) 158.1%		929,587,518
Other Assets and Liabilities (58.1%)		(341,582,615)
Net Assets 100.0%		$ 588,004,903
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

April 30, 2004

144A
Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under the guidelines established by the Board of Trustees.

(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
#	When-issued security or delayed delivery security
##	All or a portion of the security has been segregated for when-issued or delayed delivery securities.
Summary of Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
SLMA	Student Loan Marketing Association
TBA	To Be Announced
See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

Assets
Investments in securities, at value (cost $858,188,936) including
$134,256,735 of securities loaned	$ 852,674,249
Investments in affiliate, at value (cost $76,913,269)	76,913,269
Receivable for securities sold	7,926,447
Principal paydown receivable	238,515
Receivable for Fund shares sold	1,001,512
Interest receivable	3,633,964
Receivable for securities lending income	15,743
Prepaid expenses and other assets	143,638

Total assets	942,547,337

Liabilities
Dividends payable	357,514
Payable for securities purchased	216,395,190
Payable for Fund shares redeemed	650,744
Payable for securities on loan	137,008,812
Advisory fee payable	19,413
Distribution Plan expenses payable	6,892
Due to other related parties	5,631
Accrued expenses and other liabilities	98,238

Total liabilities	354,542,434

Net assets	$ 588,004,903

Net assets represented by
Paid-in capital	$ 602,989,195
Overdistributed net investment income	(400,663)
Accumulated net realized losses on securities	(9,068,942)
Net unrealized losses on securities	(5,514,687)

Total net assets	$ 588,004,903

Net assets consists of
Class A	$ 109,171,572
Class B	37,270,020
Class C	14,207,420
Class I	427,355,891

Total net assets	$ 588,004,903

Shares outstanding
Class A	10,962,627
Class B	3,742,525
Class C	1,426,670
Class I	42,914,584

Net asset value per share
Class A	$ 9.96
Class A - Offering price (based on sales charge of 4.75%)	$ 10.46
Class B	$ 9.96
Class C	$ 9.96
Class I	$ 9.96

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended April 30, 2004

Investment income
Interest
$ 18,317,342
Income from affiliate	627,485

Total investment income	18,944,827

Expenses
Advisory fee	2,769,845
Distribution Plan expenses
Class A	381,877
Class B	487,636
Class C	194,337
Administrative services fee	661,181
Transfer agent fees	863,513
Trustees' fees and expenses	18,791
Printing and postage expenses	63,790
Custodian and accounting fees	203,966
Registration and filing fees	65,207
Professional fees	27,547
Other	25,822

Total expenses	5,763,512
Less: Expense reductions	(2,494)
Expense reimbursements	(2,938)

Net expenses	5,758,080

Net investment income	13,186,747

Net realized and unrealized gains or losses on securities
Net realized gains on securities	8,184,552
Net change in unrealized gains or losses on securities	(18,847,170)

Net realized and unrealized gains or losses on securities	(10,662,618)

Net increase in net assets resulting from operations	$ 2,524,129

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2004		2003

Operations
Net investment income		$ 13,186,747		$ 24,107,436
Net realized gains on securities		8,184,552		17,673,872
Net change in unrealized gains or
losses on securities		(18,847,170)		7,235,603

Net increase in net assets resulting
from operations		2,524,129		49,016,911

Distributions to shareholders from
Net investment income
Class A		(3,670,702)		(5,099,288)
Class B		(1,062,558)		(1,535,465)
Class C		(424,188)		(616,085)
Class I		(14,804,338)		(14,724,478)

Total distributions to shareholders		(19,961,786)		(21,975,316)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,075,217	21,083,132	17,049,018	170,302,635
Class B	556,807	5,657,033	2,882,631	28,877,383
Class C	296,648	2,997,880	2,223,637	22,247,604
Class I	11,828,100	120,167,632	30,137,028	303,895,597

		149,905,677		525,323,219

Net asset value of shares issued in
reinvestment of distributions
Class A	259,406	2,625,029	349,844	3,520,371
Class B	73,156	740,430	105,992	1,067,084
Class C	27,341	276,766	41,734	420,537
Class I	1,203,602	12,176,796	1,335,306	13,447,251

		15,819,021		18,455,243

Automatic conversion of Class B shares
to Class A shares
Class A	337,382	3,420,150	508,392	5,130,200
Class B	(337,382)	(3,420,150)	(508,392)	(5,130,200)

		0		0

Payment for shares redeemed
Class A	(6,063,799)	(61,384,951)	(18,115,090)	(180,977,585)
Class B	(2,361,200)	(23,869,116)	(1,489,516)	(14,974,107)
Class C	(1,443,842)	(14,577,107)	(1,175,934)	(11,830,083)
Class I	(22,014,410)	(222,776,501)	(17,152,118)	(172,490,229)

		(322,607,675)		(380,272,004)

Net asset value of shares issued in
acquisitions
Class A	20,363	208,806	0	0
Class I	3,973,896	40,749,601	0	0

		40,958,407		0

Net increase (decrease) in net assets
resulting from capital share transactions		(115,924,570)		163,506,458

Total increase (decrease) in net assets		(133,362,227)		190,548,053
Net assets
Beginning of period		721,367,130		530,819,077

End of period		$ 588,004,903		$ 721,367,130

Overdistributed net investment income		$ (400,663)		$ (399,150)

See Notes to Financial Statements

17

STATEMENT OF CASH FLOWS

Year Ended April 30, 2004

Increase in Cash
Cash Flows from Operating Activities:
Net increase in net assets from operations	$ 2,524,129
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(2,176,377,706)
Proceeds from disposition of investment securities	2,305,534,289
Purchase of short-term investment securities, net	500,708
Decrease in interest receivable	1,153,123
Decrease in receivable for securities sold	137,479,911
Decrease in receivable for Fund shares sold	2,604,530
Decrease in other assets	6,305
Decrease in payable for securities purchased	(151,676,208)
Decrease in payable for Fund shares redeemed	(3,233,694)
Increase in accrued expenses	25,108
Unrealized depreciation on investments	18,294,610
Net realized loss from investments	(934,333)

Net cash provided by operating activities	135,900,772

Cash Flows from Financing Activities:
Decrease in additional paid-in capital	(131,743,591)
Cash distributions paid	(4,157,181)

Net cash used in financing activities	(135,900,772)

Net increase in cash	$ 0

Cash:
Beginning of year	$ 0

End of year	$ 0

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen U.S. Government Fund (the "Fund") is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

19

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to the expiration of capital loss carryovers, mortgage paydown gains and losses and premium amortization.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

20

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.42% and declining to 0.35% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee of 0.42% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended April 30, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $2,938. Total amounts subject to recoupment as of April 30, 2004 were $6,412.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2004, the transfer agent fees were equivalent to an annual rate of 0.13% of the Fund's average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

5. ACQUISITIONS

Effective at the close of business on July 11, 2003, the Fund acquired the net assets of Evergreen Offit U.S. Government Securities Fund in a tax-free exchange for Class I shares of the Fund. Shares were issued to Class I shares of Evergreen Offit U.S. Government Securities Fund at an exchange ratio of 1.01 for Class I shares of the Fund. On the same date, the Fund also acquired the net assets of Evergreen Offit Mortgage Securities Fund in a tax-free exchange for Class A and Class I shares of the Fund. Shares were issued to Class A and Class I shares of Evergreen Offit

21

NOTES TO FINANCIAL STATEMENTS continued

Mortgage Securities Fund at an exchange ratio of 0.98 and 0.98 for Class A and Class I shares, respectively, of the Fund. The aggregate net assets of the Fund immediately prior to the acquisitions were $703,371,196.

The value of net assets acquired, unrealized appreciation acquired and number of shares issued were as follows:

	Value of Net	Unrealized	Number of
Acquired Fund	Assets Acquired	Appreciation	Shares Issued

Evergreen Offit	$ 20,074,892	$ 316,122	1,957,708 Class I
U.S. Government
Securities Fund
Evergreen Offit	20,883,515	183,943	20,363 Class A
Mortgage Securities			2,016,188 Class I
Fund

The aggregate net assets of the Fund immediately after these acquisitions were $744,329,603.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended April 30, 2004:

Cost of Purchases		Proceeds from Sales

	Non-U.S.		Non-U.S.
U.S. Government	Government	U.S. Government	Government

$ 320,795,062	$ 110,069,155	$ 336,336,359	$ 93,449,727

During the year ended April 30, 2004, the Fund loaned securities to certain brokers. At April 30, 2004, the value of securities on loan and the value of collateral amounted to $134,256,735 and $137,008,812, respectively. During the year ended April 30, 2004, the Fund earned $155,921 in income from securities lending which is included in interest income on the Statement of Operations.

On April 30, 2004, the aggregate cost of securities for federal income tax purposes was $936,872,578. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,615,409 and $9,900,469, respectively, with a net unrealized depreciation of $7,285,060.

As of April 30, 2004, the Fund had $7,298,569 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2005	2007	2008	2009	2010

$ 724,690	$ 1,281,377	$ 4,853,705	$ 437,595	$ 1,202

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions.

22

NOTES TO FINANCIAL STATEMENTS continued

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2004, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

Overdistributed	Unrealized	Capital Loss
Ordinary Income	Depreciation	Carryover

$ 400,663	$ 7,285,060	$ 7,298,569

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and premium amortization.

The tax character of distributions paid for the years ended April 30, 2004 and April 30, 2003 were $19,961,786 and $21,975,316, respectively, of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended April 30, 2004, the Fund had no borrowings under this agreement.

12. SUBSEQUENT EVENT

Effective May 1, 2004, EIS replaced Evergreen Distributor, Inc. as the distributor of the Fund's shares.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen U.S. Government Fund, a series of Evergreen Fixed Income Trust, as of April 30, 2004, and the related statement of operations and statement of cash flows for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen U.S. Government Fund, as of April 30, 2004, the results of its operations, its cash flows, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 4, 2004

24

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27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton Trustee DOB: 1/10/1952 Term of office since: 2004 Other directorships: None	Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.
Leadership -- With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

Excellence -- We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience -- Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment -- We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.
Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003,Evergreen Investments was ranked third overall.

566663 rv1  6/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Item 2 - Code of Ethics
(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert
Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 - Principal Accountant Fees and Services
Applicable for annual reports only. (For annuals update the items below in blue and remove the prior sentence, for semiannuals remove this sentence along with all information up to but not including Item 5 and just leave the prior sentence.)

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the 5 series of the Registrant's annual financial statements for the fiscal years ended April 30, 2003 and April 30, 2004, and fees billed for other services rendered by KPMG LLP.

	2003	2004
Audit fees	$152,909	$182,500

Audit-related fees (1)	16,495	0
Audit and audit-related fees	169,404	182,500

Tax fees (2)	28,515	19,338

All other fees	0	0

Total fees	$197,919	$201,838

(1) Audit-related fees consists principally of fees for interfund lending procedures and any merger related activity.
(2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specified pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor's independence.

II. Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor's report on management's report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit -related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in appendix D. Permissible All Other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this policy as Exhibit 1. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor's services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds' investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence. Items 5 - Audit Committee of Listed Registrants
If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
If applicable, not applicable at this time. Applicable for annual reports filed on or after July 1, 2003.

Item 8 - [Reserved]

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Fixed Income Trust

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: 6/25/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: 6/25/2004

By: ________________________
Carol A. Kosel
Principal Financial Officer

Date: 6/25/2004